PROSPECTUS

9,600,000 Shares

Lazard Global Total Return and Income Fund, Inc.

Common Stock

$20.00 per share

Investment Objective. The Fund is a newly organized, diversified, closed-end management investment company. The Fund’s investment objective is total return, consisting of capital appreciation and income.

No Prior Trading History. Because the Fund is newly organized, its shares of Common Stock (as defined on page 1 of this Prospectus) have no history of public trading. Shares of closed-end investment companies frequently trade at a discount from their net asset value. This risk may be greater for investors who expect to sell their shares in a relatively short period after completion of the public offering. The Common Stock has been approved for listing on the New York Stock Exchange (the “NYSE”), subject to notice of issuance, under the trading or “ticker” symbol “LGI.”     (continued on following page)

The Fund’s investment strategy involves certain risks. See “Risks” beginning on page 22.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Share	Total(3)

Public Offering Price	$20.000	$192,000,000
Sales Load(1)	$ 0.900	$ 8,640,000
Estimated Offering Expenses(2)	$ 0.040	$ 384,000
Proceeds to the Fund	$19.060	$182,976,000

(1)	For a description of all commissions and other compensation paid to the underwriters by the Fund and Lazard Asset Management LLC (the “Investment Manager”), see “Underwriting.”
(2)	Total expenses of issuance and distribution (other than underwriting discounts and commissions) are estimated to be
$384,000. The Investment Manager has agreed to reimburse offering expenses in excess of $0.04 per share of Common Stock.
(3)	The Fund has granted the underwriters an option to purchase up to 1,422,616 additional shares of Common Stock at the Public Offering Price less the Sales Load, solely to cover over-allotments, if any. If such option is exercised in full, the total Public Offering Price, Sales Load, Estimated Offering Expenses and Proceeds to the Fund will be approximately $220,452,320, $9,920,354, $440,905 and $210,091,061, respectively. See “Underwriting.”
The underwriters expect to deliver the Common Stock to purchasers on or about April 30, 2004.

Citigroup	Merrill Lynch & Co.
H&R Block Financial Advisors, Inc.	Crowell, Weedon & Co.
Ferris, Baker Watts	J.J.B. Hilliard, W.L. Lyons, Inc.
Incorporated
KeyBanc Capital Markets	Oppenheimer
Raymond James	RBC Capital Markets
Stifel, Nicolaus & Company	Wedbush Morgan Securities
Incorporated

April 27, 2004

(continued from previous page)

Portfolio Contents. The Fund will pursue its investment objective through a combination of two separate investment strategies that the Investment Manager has employed on behalf of private advisory or other accounts: a global equity strategy (since 1989) and an emerging income strategy (since 1995). The Investment Manager will seek to invest substantially all of the Fund’s Net Assets (as defined on page 1 of this Prospectus) using the global equity strategy. The Investment Manager also will seek to obtain exposure to emerging market currencies using the emerging income strategy, but will limit such strategy to 331/3% or less of the Fund’s Total Leveraged Assets (as defined on page 1 of this Prospectus).

•	Global Equity Strategy. The Fund will invest in a portfolio of approximately 35 to 45 equity securities of companies with a market capitalization of $5 billion or greater at the time of purchase that are domiciled in those countries that comprise the MSCI World IndexSM.
•	Emerging Income Strategy. The Fund will invest in emerging market currencies (primarily by entering into forward currency contracts), or instruments whose value is derived from the performance of an underlying emerging market currency, but also may invest in debt obligations, including government, government agency and corporate obligations and structured notes denominated in emerging market currencies.

You should read this Prospectus, which contains important information about the Fund, before deciding whether to invest and retain it for future reference. A Statement of Additional Information, dated April 27, 2004, and as it may be supplemented, containing additional information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this Prospectus. You may request a free copy of the Statement of Additional Information, the table of contents of which is on the inside back cover of this Prospectus, by calling (800) 823-6300 or by writing to the Fund, or you may obtain a copy (and other information regarding the Fund) from the Securities and Exchange Commission’s web site (http://www.sec.gov).

The Fund’s shares of Common Stock do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

You should rely only on the information contained or incorporated by reference in this Prospectus. The Fund has not authorized anyone to provide you with different information. The Fund is not making an offer of these securities in any state where the offer is not permitted. You should not assume that the information contained in this Prospectus is accurate as of any date other than the date on the front of this Prospectus.

Until May 22, 2004 (25 days after the date of this Prospectus), all dealers who buy, sell or trade the shares of Common Stock, whether or not participating in this offering, may be required to deliver a Prospectus. This is in addition to the dealers’ obligation to deliver a Prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

SUMMARY

This is only a summary. You should review the more detailed information contained elsewhere in this Prospectus and in the Statement of Additional Information to understand the offering fully.

The Fund	Lazard Global Total Return and Income Fund, Inc. (the “Fund”) is a newly organized, diversified, closed-end management investment company.
The Offering	The Fund is offering 9,600,000 shares of common stock, par value $.001 per share (the “Common Stock”) at $20.00 per share through a group of underwriters (the “Underwriters”) led by Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, H&R Block Financial Advisors, Inc., Crowell, Weedon & Co., Ferris, Baker Watts, Incorporated, J.J.B. Hilliard, W.L. Lyons, Inc., KeyBanc Capital Markets, A Division of McDonald Investments Inc., Oppenheimer & Co. Inc., Raymond James & Associates, Inc., RBC Capital Markets Corporation, Stifel, Nicolaus & Company, Incorporated and Wedbush Morgan Securities Inc. You must purchase at least 100 shares of Common Stock to participate in this offering. The Fund has given the Underwriters an option to purchase up to 1,422,616 additional shares of Common Stock to cover orders in excess of 9,600,000 shares of Common Stock. See “Underwriting.” The Investment Manager has agreed to pay (i) all of the Fund’s organizational expenses and (ii) offering costs (other than sales load) that exceed $0.04 per share of Common Stock.
Investment Objective
and Strategies	The Fund’s investment objective is total return, consisting of capital appreciation and income. The Fund’s investment objective is fundamental and cannot be changed without approval by the holders of the Common Stock (“Common Stockholders”). There can be no assurance that the Fund’s investment objective will be achieved. See “The Fund’s Investments—Investment Objective and Strategies.”
The Fund will pursue its investment objective through a combination of two separate investment strategies that the Investment Manager has employed on behalf of private advisory or other accounts: a global equity strategy (since 1989) and an emerging income strategy (since 1995). The Investment Manager will seek to invest substantially all of the Fund’s assets (without taking into account Financial Leverage (as defined below), “Net Assets”) using the global equity strategy. The Investment Manager also will seek to obtain exposure to emerging market currencies using the emerging income strategy, but will limit such strategy to 331/3% or less of the Fund’s total assets (including Financial Leverage, “Total Leveraged Assets”).
• Global Equity Strategy. The Fund will invest in a portfolio of approximately 35 to 45 equity securities of companies with a market capitalization of $5 billion or greater at the time of purchase that are domiciled in those countries that comprise the MSCI World IndexSM (“Global Equity Investments”).
• Emerging Income Strategy. The Fund will invest in emerging market currencies (primarily by entering into forward currency contracts), or instruments whose value is derived from the performance of an underlying emerging market currency, but also may invest in debt obligations, including government, government agency and corporate obligations and structured notes denominated in emerging market currencies (collectively, “Currency Investments”).

The Investment Manager will determine the amount of the Fund’s investment exposure to Currency Investments using a variety of factors, including the estimated current dividend yield of Global Equity Investments and the estimated current income and anticipated short-term gains associated with Currency Investments, as well as economic and market conditions in the relevant emerging markets that may affect future income or gain potential. Although Currency Investments will primarily consist of forward currency contracts, the Investment Manager may, in its discretion, reduce Global Equity Investments (but to no less than 80% of the Fund’s Net Assets) and allocate Fund assets to make Currency Investments with other instruments or debt obligations. “Currency Commitments” are the aggregate financial exposures created by forward currency contracts in excess of that represented in the Fund’s Net Assets. Currency Commitments in the future may include financial exposures created through the use of derivative instruments other than forward currency contracts, but there is no current intention to do so. The Investment Manager also may use Borrowings to invest in such other instruments and debt obligations. Currency Commitments and Borrowings are referred to together in this Prospectus as “Financial Leverage.” See “The Fund’s Investments” and “Use of Financial Leverage.”
Investment Philosophy
and Process	Global Equity Strategy. The Investment Manager seeks to purchase under-valued, under-appreciated and financially productive stocks (a “relative value strategy”). The Investment Manager’s relative value strategy is based on value creation through the process of bottom-up stock selection. The Investment Manager seeks to purchase stocks of companies that it believes offer value creation opportunity given the trade off between strong financial productivity and attractive valuations. The Investment Manager follows an investment process that incorporates three types of investment research, as well as other investment selection techniques. This research process is based on analysis of historical financial data.
	•	Analytical Framework. The Investment Manager employs various screening processes to search global databases for companies that appear to offer strong financial productivity at attractive valuations. Screening seeks to identify companies that are attractively priced (i.e., low price/earnings, price/book and price/cash flow ratios), relative to their financial returns (i.e., return on equity, cash return on equity, return on assets and operating margins).
	•	Accounting Validation. The Investment Manager’s analysts examine a company’s stated financial statistics (income statement, cash flow statement, balance sheet and all related footnotes) to consider how accounting decisions and policies may affect reported financial productivity. While this process is not designed to detect fraud or other misrepresentations or omissions, by focusing on detailed cash flow analysis and discretionary balance sheet items, analysts seek to: determine whether a level of comfort can be gained in a company’s stated financial productivity; identify and take advantage of pricing anomalies; and discover opportunities, including hidden value per share and hidden risks.
	•	Fundamental Analysis. A key component in the equity investment process, fundamental analysis is conducted to assess many issues, including the sustainability of returns, and to identify a catalyst for price revaluation. This involves analyzing a company’s: quality and depth of management; competitive position; sensitivity to economic/market cycles; margin and sales trends; brand name strength; geographical breakdown; and macro environment in which a company operates.

See “The Fund’s Investments—Investment Philosophy and Process—Global Equity Investments.”
Currency Investments. In selecting Currency Investments, the Investment Manager applies the discipline of bottom-up investment selection and diversification to local currency emerging markets. The Investment Manager believes that the risk of currency devaluation could be largely mitigated through diversification. To construct a portfolio of Currency Investments, the Investment Manager begins with an equal-weighted portfolio of approximately 40 countries which serves as the Investment Manager’s baseline allocation. From the equal-weighted portfolio the investment team implements its active views by over- or under-weighting individual countries within a diversified framework of approximately 20 to 25 countries.
• Country Selection. The Investment Manager intends to modestly overweight or underweight certain countries relative to an equal-weighted portfolio of approximately 40 countries based on such factors as a country’s macroeconomic fundamentals, political stability, interest rate level and anticipated sustainability of currency policy. The maximum exposure to any one currency will be 8% of Currency Investments, and the maximum exposure to any one country will be 10% of Currency Investments (in each case, determined at the time of each investment). Of these 40 countries, the Fund currently intends to have a portfolio of approximately 20 to 25 countries.
• Sector Selection. The Investment Manager will seek to invest in what it perceives to be the most attractive risk-adjusted asset in each country (i.e., forward currency contracts, sovereign and agency debt, structured products or high-quality corporate names denominated in emerging local currencies).
• Maturity Selection. The average maturity of Currency Investments is targeted to remain under one year. However, the Fund may invest in securities with longer maturities in particular countries when the Investment Manager believes domestic yield curves are favorable.
• Security Selection. Securities in emerging markets often have fairly complicated structures, such as unusual resets, options and other features that are often misvalued in these relatively unsophisticated local markets. The Investment Manager believes that such a situation affords an opportunity for investors willing to take the systematic valuation of complex structures.
See “The Fund’s Investments—Investment Philosophy and Process—Currency Investments.”
Use of Financial Leverage	The Fund intends to use leverage to invest Fund assets in Currency Investments primarily using Currency Commitments and by borrowing under a credit facility with a financial institution, up to an aggregate of 331/3% of the Fund’s Total Leveraged Assets. Borrowings under the credit facility are referred to in this Prospectus as “Borrowings.” Any Borrowings will have seniority over the Common Stock. It is possible that following the incurrence of Financial Leverage the assets of the Fund will decline due to market conditions such that this 331/3% threshold will be exceeded. In that case, leverage risk will increase.
The amount and composition of Financial Leverage outstanding will vary depending on a number of factors, including economic and market conditions in the rel-

evant currency markets, the availability of relatively attractive Currency Investments not requiring Borrowings, and the costs that the Fund would incur as a result of Borrowings. The Investment Manager's fee for investment management services will be calculated on the basis of the Fund's Total Leveraged Assets. The fee paid to the Investment Manager for investment management services will be higher when the Fund uses leverage because the fee paid will be calculated on the basis of the Fund's assets including the leverage.
There is no assurance that any leverage strategy the Fund employs will be successful. See “Risks—Principal Risks of Investing in the Fund—Leverage Risk.” Currency Commitments will have the economic effect of leverage by creating investment exposure greater than the Fund's Net Assets (similar to Borrowings), although the Fund currently intends to manage Currency Commitments so that they would not be considered to constitute “senior securities” (leverage) under the 1940 Act. Borrowings may be at a fixed or floating rate and generally will be based on short-term rates. So long as the rate of return, net of applicable Fund expenses, on the Fund's portfolio investments exceeds the then current interest rate on any Borrowings, excess return on the proceeds of Borrowings can be used to pay distributions to Common Stockholders. See “Use of Financial Leverage.”
Investment Manager	Lazard Asset Management LLC will be responsible for managing the Fund's portfolio, which will include determining the amount of the Fund's assets allocated to Global Equity Investments and Currency Investments. The Fund's method of calculating the Investment Manager's fee is different than the way closed-end investment companies typically calculate management fees. The management fee borne by Common Stockholders will increase to the extent the Investment Manager uses forward currency contracts to create Financial Leverage on behalf of the Fund. See “Management of the Fund—Investment Management Agreement” for an explanation of the method of calculating the Investment Manager's fee and how this method differs from the way closed-end investment companies typically calculate management fees.
Distributions	The Fund intends to implement a policy to make stable monthly cash distributions (the “Level Distribution Policy”), subject to approval and oversight by the Fund's Board of Directors. Under a Level Distribution Policy, if, for any monthly distribution, net investment income and net realized short-term capital gain were less than the amount of the distribution, the difference generally would be distributed from the Fund's assets. The Fund's final distribution for each calendar year would include any remaining net investment income and net realized short-term and long-term capital gain undistributed during the year.
The initial distribution is expected to be declared approximately 45 days, and paid approximately 90 days, from the completion of this offering, depending upon market conditions.
The Investment Manager, on behalf of itself and the Fund, intends to file an exemptive application with the Securities and Exchange Commission (the “SEC”) seeking an order under the Investment Company Act of 1940, as amended (the “1940 Act”), to allow the Fund to make monthly distributions at a fixed rate per share of Common Stock, or a fixed percentage of net asset value, that may include periodic distributions of long-term capital gains (a “Managed Distribution Policy”). There is no guarantee that the Investment Manager will apply for, or that the SEC would grant, the exemptive order. The Fund's Board of Directors also would need to approve implementation of a Managed Distribution Policy and would reserve the right to change the policy from time to time. See “Distributions.”

Dividend Reinvestment
Plan	Unless you elect to receive distributions in cash, all dividends, including any capital gains dividends, on your Common Stock will be automatically reinvested by the Plan Agent in additional Common Stock under the Fund’s Dividend Reinvestment Plan. See “Distributions” and “Dividend Reinvestment Plan.”
Listing	The Common Stock has been approved for listing on the NYSE, subject to notice of issuance, under the trading or “ticker” symbol “LGI.”
Custodian, Transfer
Agent and Dividend
Disbursing Agent	State Street Bank and Trust Company will serve as the Fund’s custodian. EquiServe Trust Company, N.A. will serve as the Fund’s transfer agent and registrar, and EquiServe, Inc. (“EquiServe”) will serve as the Fund’s dividend disbursing agent. See “Custodian, Transfer Agent and Dividend Disbursing Agent.”
Market Discount from
Net Asset Value	Shares of closed-end investment companies frequently trade at prices lower than their net asset value. This characteristic is a risk separate and distinct from the risk that the Fund’s net asset value could decrease as a result of investment activities and may be a greater risk for investors expecting to sell their shares in a relatively short period of time following completion of this offering. The net asset value of the Common Stock will be reduced immediately following the offering as a result of the payment of certain offering costs. See “Use of Proceeds,” “Risks,” and “Repurchase of Fund Shares; Conversion to Open-End Fund.” The Fund cannot predict whether the Common Stock will trade at, below or above net asset value or at, below or above the initial public offering price. The Common Stock is designed primarily for long-term investors, and you should not view the Fund as a vehicle for trading purposes.
Special Risk
Considerations	Principal Risks of Investing in the Fund
No Operating History. The Fund is a newly organized, diversified, closed-end management investment company and has no operating history.
Investment and Market Risk. An investment in the Fund’s Common Stock is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in Common Stock represents an indirect investment in the Fund’s portfolio investments. Their value, like other market investments, may move up or down, sometimes rapidly and unpredictably.
Your Common Stock, at any point in time, may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions. The Fund’s investment strategy includes purchasing investments that have embedded financial leverage, such as forward currency contracts, which magnifies the risk that you may lose money. See “Use of Financial Leverage” and “Risks—Principal Risks of Currency Investments—Currency Risks.”
Leverage Risk. Using leverage is a speculative investment technique and involves certain risks. These include higher volatility of net asset value, the likelihood of more volatility in the market value of Common Stock and, with respect to Borrowings, the possibility either that the Fund’s return will fall if the interest rate on any Borrowings rises, or that income will fluctuate because the interest rate of Borrowings varies. Investments made with Currency Commitments and the risks of those investments include those described in “The Fund’s Investments” and “Risks—Principal Risks of Currency Investments—Risks of Forward Currency Contracts and Other Currency Instruments.”

If the market value of the Fund’s portfolio declines, the leverage will result in a greater decrease in net asset value than if the Fund were not leveraged. Such greater net asset value decrease also will tend to cause a greater decline in the market price for Common Stock. See “Risks—Principal Risks of Investing in the Fund—Leverage Risk.”
Investment Manager Fee Conflict Risk. The fee paid to the Investment Manager for investment management services will be higher when the Fund uses Financial Leverage, whether through forward currency contracts or Borrowing, because the fee paid will be calculated on the basis of the Fund’s assets including this Financial Leverage. Consequently, the Investment Manager may have a financial interest for the Fund to utilize such Financial Leverage, which may create a conflict of interest between the Investment Manager and the Common Stockholders of the Fund. The Fund has implemented procedures to monitor this potential conflict. See “Risks—Principal Risks of Investing in the Fund—Investment Management Fee Conflict Risk.”
Principal Risks of Global Equity Investments
Non-U.S. Investments Risk. Global Equity Investments will be in securities of foreign issuers operating in developed countries and will not include securities of emerging market issuers. These investments involve special risks, including the following: less publicly available information about non-U.S. issuers or markets because of less rigorous disclosure or accounting standards or regulatory practices; many non-U.S. markets are smaller, less liquid and more volatile; the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; and the impact of economic, political, social or diplomatic events. Withholding and other non-U.S. taxes may decrease the Fund’s return. Many of these risks are more pronounced to the extent that the Fund invests a significant amount of its assets in companies located in one region. See “Risks—Principal Risks of Global Equity Investments—Non-U.S. Investments Risk.”
Common Stock Risk. Although common stocks historically have generated higher average returns than fixed income securities, common stocks also have experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, prices of common stocks are sensitive to general movements in the local stock market, and perhaps global stock markets, and a drop in these markets may depress the prices of common stocks held by the Fund. The Fund intends that the common stocks in which it will invest will primarily be relative value stocks. These stocks are common shares of companies that sell at low valuation levels relative to their earnings, revenues, assets, cash flows or other definable measures. Such companies may have experienced adverse business or industry developments or may be subject to special risks that have caused the common shares to be out of favor and, in the Investment Manager’s opinion, undervalued. If the Investment Manager’s assessment of a company’s prospects is wrong, the price of its common stock may fall, or may not approach the value that the Investment Manager has placed on it.
Focus Risk. Global Equity Investments will be made in a smaller number of issuers than other, more diversified investment portfolios. As a result, the value of Global Equity Investments may be relatively more susceptible to adverse effects from any single corporate, economic, market, political or regulatory occurrence than if the Fund’s portfolio of Global Equity Investments consisted of a larger number of securities.

Principal Risks of Currency Investments
Although Currency Investments are not the Fund’s primary investment strategy, the Fund expects that they will constitute a significant portion (up to 331/3%) of its Total Leveraged Assets. Therefore, Currency Investments could increase the risks of investing in the Fund, some of which are described below.
Emerging Markets Risk. Currency Investments may include, in addition to forward currency contracts (or instruments whose value is derived from the performance of an underlying emerging market currency), debt obligations denominated in emerging markets currencies (including sovereign and corporate debt securities).
Particular risks of investing in emerging markets include: smaller market capitalization of securities markets; significant price volatility; restrictions on foreign investment; and possible seizure of a company’s assets. In addition, foreign investors may be required to register the proceeds of sales. Future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, all of which may affect adversely currencies.
Foreign investment in certain emerging markets is restricted or controlled to varying degrees, which may at times limit or preclude foreign investment in certain emerging markets. Certain emerging market countries require government approval prior to investments in a particular issuer by foreign persons, impose additional taxes on foreign investors and/or have other limitations on investment by foreign persons.
Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and financial markets of certain emerging market countries. See “Risks—Principal Risks of Global Equity Investments—Non-U.S. Investments Risk” and “Risks—Principal Risks of Currency Investments—Emerging Markets Risk.”
Currency Risks. Your investment in Common Stock, as measured in U.S. dollars, may change significantly when the values of the emerging market local currencies change relative to the U.S. dollar, thereby subjecting investors to currency risks. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and significant devaluation may occur subsequent to investments in these currencies by the Fund. Other risks include the dependence on the Investment Manager’s ability to predict movements in exchange rates and imperfect correlations between movements in exchange rates.
Currency Investments could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging market currencies.
In certain countries the central bank manages the currency rate against a basket of one or more developed market currencies such as the Euro, Japanese Yen and others. In some of these countries, the Fund may employ a strategy seeking to limit exposure to the major currencies while retaining exposure to the local emerging market currency while selling the basket constituents. In such a situation, the Fund’s strategy could fail if the emerging market country changed the announced or implied components of the currency basket against which the Fund has hedged its exposure. See “Risks—Principal Risks of Currency Investments—Currency Risks.”
Risks of Forward Currency Contracts and Other Currency Instruments. Forward currency contracts, and certain other instruments whose value is derived from the performance of an underlying emerging market currency, are highly volatile, and a relatively small price movement in these instruments may result in substantial losses to the Fund. See “Risks—Principal Risks of Currency Investments—Risks of Forward Currency Contracts and Other Currency Instruments.”
Fixed Income Risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall. Market interest rates in the U.S. and in certain other countries in which the Fund may invest currently are near historically low levels.
Credit or default risk is the risk that a Fund portfolio investment will decline in price or fail to make dividend or interest payments when due because the issuer of the security experiences a decline in its financial status.
Investing in sovereign debt securities will expose the Fund to the direct or indirect consequences of political, social or economic changes in the emerging market countries that issue the securities. Many of these countries are also characterized by political uncertainty or instability. The ability and willingness of sovereign obligors in emerging market countries or the governmental authorities that control repayment of their debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Countries in which the Fund intends to invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, trade difficulties and extreme poverty and unemployment.
The market values of corporate debt securities are sensitive to individual corporate developments and changes in economic conditions. Emerging market issuers may be highly leveraged and may not have more traditional methods of financing available to them. Therefore, their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired, resulting in a higher risk of default. See “Risks—Principal Risks of Currency Investments—Fixed Income Risks.”
High Yield, Lower Quality Securities. High yield, lower quality securities (sometimes referred to as “junk bonds”) are considered speculative and, compared to certain lower yielding, higher quality securities, tend to have more volatile prices and increased price sensitivity to changing interest rates and to adverse economic and business developments, greater risk of loss due to default or declining credit quality, greater likelihood that adverse economic or company specific events will make the issuer unable to make interest and/or principal payments, and greater susceptibility to negative market sentiments leading to depressed prices and decrease in liquidity. See “Risks—Principal Risks of Currency Investments—Fixed Income Risks—High Yield, Lower Quality Securities Risks.”
Other Risks of Currency Investments
Risk of Hedging Developed Market Currency Exposure. Currency Investments may include derivatives or other transactions employed for purposes of hedging exposure to certain developed market currencies embedded in emerging market currencies. There may be an imperfect correlation between the Fund’s portfolio holdings and such derivatives, which may prevent the Fund from achieving the intended consequences of the applicable transaction or expose the Fund to risk of loss. Further, the Fund’s use of derivatives or other hedging transactions involves costs and will be subject to the Investment Manager’s ability to predict correctly changes in the relationships of the relevant positions. See “Risks—Other Risks of Currency Investments—Risk of Hedging Developed Market Currency Exposure.”

Counterparty Risk. Currency Investments may be acquired in the “over-the-counter” or “interdealer” markets, where participants typically are not subject to credit evaluation and regulatory oversight as are members of “exchange-based” markets. In the absence of a regulated market to facilitate settlement, the Fund is subject to the risk that a counterparty will not settle a transaction (such as a forward currency contract or other derivative transaction) in accordance with its terms and conditions because of a dispute over the terms of contract or because of a credit or liquidity problem. See “Risks—Other Risks of Currency Investments—Counterparty Risk.”
Reinvestment Risk. Reinvestment risk is the risk that returns from Currency Investments will decline if and when Currency Investments are made from investment disposition proceeds at market interest rates that are below the current earning rate of Currency Investments, or otherwise when proceeds cannot be used to enter into transactions on terms as favorable as those on which the disposed assets previously were held. A decline in income could affect the price of the Common Stock or the Fund’s overall returns.
Liquidity Risk. A portion of the Fund’s Currency Investments may be or become illiquid. This is as a result of the small quantities in which these securities are issued and low trading volumes in the securities markets and/or currency of emerging market issuers. If Currency Investments need to be liquidated quickly, the Fund’s strategy could sustain significant transactions costs.
Other Risks of Investing in the Fund
Fund Distribution Risk. Pursuant to its distribution policy, the Fund intends to make regular distributions on its shares of Common Stock. To the extent the total monthly distributions for a year exceed the Fund’s net investment income and net realized capital gain, the excess will generally be treated as a return of capital up to the amount of a stockholder’s tax basis in the Common Stock. Any distributions which constitute a return of capital will reduce a stockholder’s tax basis in the Common Stock, thereby increasing such stockholder’s potential gain or reducing potential loss on the sale of the Common Stock. In addition, such excess distributions will decrease the Fund’s assets and may increase the Fund’s expense ratio. To make such distributions, the Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment may not dictate such action. Any amounts distributed to a stockholder in excess of the stockholder’s basis in the Common Stock will generally be taxable to the stockholder as capital gain. See “Risks—Other Risks of Investing in the Fund—Fund Distribution Risk.”
Price Risk. For reasons not necessarily attributable to any of the risks set forth herein (for example, supply/demand imbalances or other market forces), the value of the securities or currencies in which the Fund invests may decline substantially. In particular, purchasing assets or currencies at what may appear to be “undervalued” levels is no guarantee that these assets or currencies will not be trading at even more “undervalued” levels at the time of valuation or at the time of sale.
Market Disruption Risk. Certain events have a disruptive effect on the financial markets, such as terrorist attacks, war and other geopolitical events. The Fund cannot predict the effect of similar events in the future on the global economy or the markets of specific countries.
Certain Affiliations. Certain broker-dealers may be considered to be affiliated persons of the Fund and/or the Investment Manager. Absent an exemption from the SEC or other regulatory relief, the Fund is generally precluded from effecting certain principal transactions with affiliated brokers, and its ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker, or to utilize affiliated brokers for agency transactions, is subject to restrictions. This could limit the Fund’s ability to engage in securities transactions and take advantage of market opportunities. See “Risks—Other Risks of Investing in the Fund—Certain Affiliations.”
Anti-Takeover Provisions. The Fund’s Articles of Incorporation (the “Articles”) include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could have the effect of depriving the Common Stockholders of opportunities to sell their Common Stock at a premium over the then current market price of the Common Stock. See “Risks—Other Risks of Investing in the Fund—Anti-Takeover Provisions” and “Certain Provisions in the Articles of Incorporation and By-Laws.”
Tax Risk. To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, among other things the Fund must derive in each taxable year at least 90% of its gross income from certain prescribed sources (“qualifying income”). The U.S. Treasury has authority to issue regulations (possibly with retroactive application) that would exclude foreign currency gains from qualifying income if such gains are not directly related to a fund’s business of investing in stock or securities. Accordingly, regulations may be issued in the future which could treat some or all of the Fund’s foreign currency gains as non-qualifying income, thereby jeopardizing the Fund’s status as a regulated investment company for all years to which the regulations are applicable. If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for distributions to stockholders, and such distributions will be taxable as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits. See “Risks—Other Risks of Investing in the Fund—Tax Risk.”
Regulatory Risk. The Fund’s portfolio managers also manage separate investment advisory accounts and other pooled investment vehicles. There are currently pending in the U.S. Congress various proposals to amend the 1940 Act and adopt or amend rules thereunder that may limit the extent to which the portfolio managers could continue to manage the Fund concurrently with such accounts and vehicles. In addition, there are other proposals pending which would affect the composition, duties and responsibilities of the Fund’s Board of Directors. It is possible that significant changes affecting the Board’s composition, duties and responsibilities would affect the Fund’s ability to retain qualified Directors. Since no final amendments or rules have yet been adopted, no decision has been made as to how the Investment Manager and the Fund would comply with any new regulatory requirements relating to these or other matters.
Certain Tax Aspects	For taxable years beginning on or before December 31, 2008, distributions of net investment income that are designated by the Fund as derived from “qualified dividend income” are taxed to individuals at the rates applicable to long-term capital gain. Certain holding period and other requirements must be met by the stockholder and the Fund for distributions to be eligible for the preferential individual tax rates that apply to qualified dividend income. A portion of the distributions paid by the Fund may constitute qualified dividend income eligible for taxation at the favorable tax rates.

SUMMARY OF FUND EXPENSES

The Annual Expenses table below assumes Financial Leverage in an aggregate amount equal to 331/3% of the Fund’s Total Leveraged Assets,(1) and shows Fund expenses as a percentage of Net Assets. Footnote (4) shows Annual Expenses assuming no use of Financial Leverage. The Fund’s method of calculating the Investment Manager’s fee is different than the way closed-end investment companies typically calculate management fees. The management fee borne by Common Stockholders will increase to the extent the Investment Manager uses forward currency contracts to create Financial Leverage on behalf of the Fund. See “Management of the Fund—Investment Management Agreement” for an explanation of the method of calculating the Investment Manager’s fee and how this method differs from the way closed-end investment companies typically calculate management fees.

Stockholder Transaction Expenses
Sales Load Paid by You (as a percentage of offering price)	4.50%
Offering Expenses Borne By the Fund (as a percentage of offering price)(2)	0.20%
Dividend Reinvestment Plan Fees	None(3)
Percentage of Net Assets
Attributable to Shares of
Common Stock

Annual Expenses
Management Fees(4)	1.28%
Other Expenses(4)	0.26%
Interest Payments on Borrowings(4)	0.75%

Total Annual Expenses(4)	2.29%

(1)	To illustrate the effect of interest payments on Borrowings, the table assumes that all Financial Leverage consists of Borrowings.
(2)	The Investment Manager has agreed to pay (i) all of the Fund’s organizational expenses and (ii) offering costs (other than sales load) that exceed $0.04 per share of Common Stock.
(3)	You will be charged an initial $15 service fee plus $0.12 per share being liquidated (for processing and brokerage expenses) if you direct EquiServe, as agent for the Common Stockholders (the “Plan Agent”), to sell your Common Stock held in a dividend reinvestment account.
(4)	Assuming no Financial Leverage, the Fund’s expenses would be estimated to be as follows:

Percentage of Net Assets
Attributable to Shares of
Common Stock

Annual Expenses
Management Fees	0.85%
Other Expenses	0.23%
Interest Payments on Borrowings	None

Total Annual Expenses	1.08%

The purpose of the table above is to help you understand all fees and expenses that you, as a Common Stockholder, would bear directly or indirectly. The annual “Other Expenses” shown in the table are based on estimated amounts for the Fund’s first year of operations and assume that the Fund issues approximately 9,600,000 shares of Common Stock and has Borrowings of $91,488,000 (331/3% of Total Leveraged Assets). See “Management of the Fund” and “Dividend Reinvestment Plan.”

The following example illustrates the expenses (including the sales load of $45 and per share offering expenses of $2) that you would pay on a $1,000 investment in Common Stock, assuming (1) Total Annual Expenses of 2.29% of Net Assets and (2) a 5% annual return:(1)

1 Year	3 Years	5 Years	10 Years(2)

$69	$115	$164	$297

This example should not be considered a representation of future expenses. Actual expenses may be higher or lower.

(1)	The example assumes that the estimated Other Expenses set forth in the Annual Expenses table are accurate and that all dividends and distributions are reinvested at Common Stock net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.
(2)	Assuming no Financial Leverage, the illustrated expenses in accordance with the example above would be $57, $80, $104 and $173 for years 1, 3, 5 and 10, respectively.

THE FUND

The Fund is a newly organized, diversified, closed-end management investment company registered under the 1940 Act. The Fund was incorporated as a Maryland corporation on January 27, 2004. As a newly organized entity, the Fund has no operating history. The Fund’s principal office is located at 30 Rockefeller Plaza, New York, New York 10112, and its telephone number is (212) 632-6000.

USE OF PROCEEDS

The net proceeds of the offering of Common Stock will be approximately $182,976,000 ($210,091,061 if the Underwriters exercise the over-allotment option in full) after payment of the estimated organization and offering costs. The Fund will invest the net proceeds of the offering in accordance with the Fund’s investment objective and policies as stated below. It is presently anticipated that the Fund will be able to invest substantially all of the net proceeds in Global Equity Investments and Currency Investments within approximately one to two months after the completion of the offering. Pending such investment, it is anticipated that the proceeds will be invested in short-term money market instruments.

THE FUND’S INVESTMENTS

Investment Objective and Strategies

The Fund’s investment objective is total return, consisting of capital appreciation and income. The Fund’s investment objective is fundamental and cannot be changed without approval by the Common Stockholders. There can be no assurance that the Fund’s investment objective will be achieved.

The Fund will pursue its investment objective through a combination of two separate investment strategies that the Investment Manager has employed on behalf of private advisory or other accounts: a global equity strategy (since 1989) and an emerging income strategy (since 1995). The Investment Manager will seek to invest substantially all of the Fund’s Net Assets using the global equity strategy. The Investment Manager also will seek to obtain exposure to emerging market currencies using the emerging income strategy, but will limit such strategy to 331/3% or less of the Fund’s Total Leveraged Assets.

•	Global Equity Strategy. The Fund will invest in a portfolio of approximately 35 to 45 equity securities of companies with a market capitalization of $5 billion or greater at the time of purchase that are domiciled in those countries that comprise the MSCI World IndexSM (Global Equity Investments).
•	Emerging Income Strategy. The Fund will invest in emerging market currencies (primarily by entering into forward currency contracts), or instruments whose value is derived from the performance of an underlying emerging market currency, but also may invest in debt obligations, including government, government agency and corporate obligations and structured notes denominated in emerging market currencies (Currency Investments).

The Investment Manager believes that Global Equity Investments offer opportunities for capital appreciation and dividend income and that Currency Investments offer opportunities for income and short-term gain and, to a lesser extent, capital appreciation. The Investment Manager believes that this combination can provide total return, including income and short-term capital gains for monthly distributions to Common Stockholders in accordance with the Fund’s Level Distribution Policy. See “Distributions.”

The Investment Manager will determine the amount of the Fund’s investment exposure to Currency Investments using a variety of factors, including the estimated current dividend yield of Global Equity Investments and the estimated current income and anticipated short-term gains associated with Currency Investments, as well as economic and market conditions in the relevant emerging markets that may affect the future income or gain potential. Although Currency Investments will primarily consist of forward currency contracts, the Investment Manager may, in its discretion, reduce Global Equity Investments (but to no less than 80% of the Fund’s Net Assets) and allocate Fund assets to make Currency Investments with other instruments or debt obligations. The Investment Manager also may use Borrowings to invest in these other instruments and debt obligations. The Investment Manager will generally evaluate the allocation of Fund assets between Global Equity Investments and Currency Investments at least monthly. It is therefore possible that the Fund’s allocation to the emerging income strategy will, at times, exceed 331/3% of the Fund’s Total Leveraged Assets. The Investment Manager’s decision to reduce Global Equity Investments, to use for-

ward currency contracts or to make investments using Borrowings will be made based on the potential impact on current Global Equity Investments, the availability of attractive Currency Commitments and the costs of Borrowings. Currency Investments will increase the risks of investing in the Fund.

Investment Philosophy and Process

Global Equity Investments

Investment Research. The Investment Manager seeks to purchase under-valued, under-appreciated and financially productive stocks (a so-called “relative value strategy”). The Investment Manager’s relative value strategy is based on value creation through the process of bottom-up stock selection. The Investment Manager seeks to purchase stocks of companies that it believes offer value creation opportunity given the trade off between strong financial productivity and attractive valuations. The Investment Manager follows an investment process that incorporates three types of investment research, as well as other investment selection techniques. This research process is based on analysis of historical financial data.

The Investment Manager’s Investment Process

The investment process for research and portfolio construction is presented here as sequential steps; in practice the process is neither static nor sequential, but ongoing.

Analytical Framework
Accounting Validation
Fundamental Analysis
Team Recommendation
Portfolio Construction
Database Screening
Investment Universe
Valuation Drivers
Pricing Accuracy
Industry Standing
Minimize Forecast Errors
Sustainable Returns
Management Assessment
Proprietary Valuation
Team Approach
Sell Discipline
Execution

Analytical Framework. The Investment Manager employs various screening processes to search global databases for companies that appear to offer strong financial productivity at attractive valuations. Screening seeks to identify companies that are attractively priced (i.e., low price/earnings, price/book and price/cash flow ratios), relative to their financial returns (i.e., return on equity, cash return on equity, return on assets and operating margins).

Accounting Validation. The Investment Manager’s analysts examine a company’s stated financial statistics (income statement, cash flow statement, balance sheet and all related footnotes) to consider how accounting decisions and policies may affect reported financial productivity. While this process is not designed to detect fraud or other misrepresentations or omissions, by focusing on detailed cash flow analysis and discretionary balance sheet items, analysts seek to:

•	determine whether a level of comfort can be gained in a company’s stated financial productivity;
•	identify and take advantage of pricing anomalies; and
•	discover opportunities, including hidden value per share and hidden risks.

The added importance of this process lies in seeking to avoid major mistakes and minimize forecasting errors. The Investment Manager’s analysts use a variety of sources of industry data to check what is learned about a company’s business and financials during the accounting validation process. This data can include each analyst’s network of industry contacts, company suppliers, customers, distributors, competitors and independent sources of research, as well as direct industry experience. A number of the Investment Manager’s analysts have backgrounds in the industries they track. The Investment Manager believes that it is vital to obtain information from a variety of sources, with potentially different biases, to serve as a cross check on the accuracy of a company’s financial and business data.

Fundamental Analysis. A key component in the equity investment process, fundamental analysis is conducted to assess many issues, including the sustainability of returns, and to identify a catalyst for price revaluation. This involves analyzing a company’s:

•	quality and depth of management;
•	competitive position;
•	sensitivity to economic/market cycles;
•	margin and sales trends;
•	brand name strength;
•	geographical breakdown; and
•	macro environment in which a company operates.

Fundamental research efforts are enhanced through communication among the Investment Manager’s analysts, who conduct both global and local research on companies worldwide. On-the-ground visits to company management, together with local knowledge, help to provide opinions critical to investing on a global basis.

Team Recommendations and Portfolio Construction. As a result of the research process, the Investment Manager’s sector team analysts propose and defend stock recommendations to the portfolio management teams that they believe represent a group of securities that meets the relevant portfolio criteria.

Stock selection for inclusion in a particular portfolio is not the responsibility of the Investment Manager’s analysts, but rather the responsibility of the portfolio management team. The analysts give each security a target valuation upon purchase. Targets are reviewed and re-evaluated at least monthly and performance is evaluated on an on-going basis. Sector team analysts are encouraged to discuss a stock at any time with portfolio managers and are not restricted to set meeting times.

Portfolio management teams, with input from the Investment Manager’s quantitative research team, pay particular attention to risk attributes of the portfolio to ensure the portfolio is adequately diversified.

Sell Discipline. A security may be sold for any of the following reasons:

•	its price rises to a level where it is no longer believed to reflect value (target valuation);
•	the underlying investment assumptions are no longer valid;
•	company management changes their strategic direction; or
•	external events occur (e.g., geo-political risk, changes in regulation, taxes, and competitive position).

Diversification; Sector and Country Selection. The Fund typically will invest no more than 5% of Global Equity Investments (at the time of investment) in a given security. Sector and country selection is an outgrowth of the Investment Manager’s stock selection process. In managing Global Equity Investments according to the Investment Manager’s bottom-up (securities-based) approach to security selection, the portfolio management team searches for opportunities to create value at the security level and does not pre-set target exposures at the sector level. Maximum commitment parameters are in place as part of the Investment Manager’s risk management process to ensure a level of portfolio diversification. The portfolio management team draws upon the risk management expertise of the Investment Manager’s quantitative research team. The minimum and maximum sector and country parameters (as a percent of Global Equity Investments (at the time of investment)) are as follows:

Global Equity Investment Sector Ranges
Sector	Range (%)
Consumer Discretionary	0-35
Consumer Staples	0-35
Energy	0-35
Financials	0-50
Health Care	0-40
Industrials	0-35
Information Technology	0-30
Materials	0-15
Telecom. Services	0-30
Utilities	0-15

Global Equity Investment Country Parameters
Country	Range (%)	Country	Range (%)
Australia	0-10	Japan	0-35
Austria	0-5	Netherlands	0-20
Belgium	0-5	New Zealand	0-5
Canada	0-10	Norway	0-10
Denmark	0-10	Portugal	0-5
Finland	0-10	Singapore	0-5
France	0-25	Spain	0-15
Germany	0-25	Sweden	0-10
Hong Kong	0-10	Switzerland	0-20
Italy	0-15	United Kingdom	0-35
Ireland	0-10	United States	0-7

0

Cash Management. The Investment Manager does not intend to use cash as an investment for temporary defensive purposes, as it intends generally that substantially all of the Fund’s Net Assets will be invested in Global Equity Investments and Currency Investments at all times, except for a period shortly after the closing of this offering. However, the Fund’s assets may be invested in money market instruments pending investment in Global Equity Securities, for payment of distributions in accordance with the Level Distribution Policy and to pay Fund expenses.

Currency Investments

Currency Investments consist of investments in emerging market currencies (using forward currency contracts or other instruments whose value is derived from the performance of an underlying emerging market currency), and debt obligations denominated in local emerging market currency, that spans Africa, Asia, Central and Eastern Europe, Latin America and the Middle East.

In selecting Currency Investments, the Investment Manager applies the discipline of bottom-up investment selection and diversification to local currency emerging markets. The Investment Manager’s research has indicated that currency devaluations tend to be caused by macroeconomic policies unique to a particular country, and thus are not likely to be correlated from country to country. The Investment Manager believes that the risk of currency devaluation could be largely mitigated through diversification. To construct a portfolio of Currency Investments, the Investment Manager begins with an equal-weighted portfolio of approximately 40 countries which serves as the Investment Manager’s baseline allocation. From the equal-weighted portfolio the investment team implements its active views by over- or under-weighting individual countries within a diversified framework of approximately 20 to 25 countries.

Country Selection. The Investment Manager intends to modestly overweight or underweight certain countries relative to an equal-weighted portfolio of approximately 40 countries based on such factors as a country’s macroeconomic fundamentals, political stability, interest rate level and anticipated sustainability of currency policy. The maximum exposure to any one currency will be 8% of Currency Investments, and the maximum exposure to any one country will be 10% of Currency Investments (in each case, determined at the time of each investment). Of these 40 countries, the Fund currently intends to have a portfolio of approximately 20 to 25 countries.

Sector Selection. The Investment Manager will seek to invest in what it perceives to be the most attractive risk-adjusted asset in each country (i.e., forward currency contracts, sovereign and agency debt, structured products or high-quality corporate names denominated in emerging local currencies).

Maturity Selection. The average maturity of Currency Investments is targeted to remain under one year. However, the Fund may invest in securities with longer maturities in particular countries when the Investment Manager believes domestic yield curves are favorable.

Security Selection. Securities in emerging markets often have fairly complicated structures, such as unusual resets, options and other features that are often misvalued in these relatively unsophisticated local markets. The Investment Manager believes that such a situation affords an opportunity for investors willing to take the systematic valuation of complex structures.

Constructing Currency Investments

The investable universe for Currency Investments currently consists of, but is not limited to, the following emerging market countries:

Argentina	India	Philippines
Brazil	Indonesia	Poland
Bulgaria	Israel	Russia
Chile	Jamaica	Singapore
China	Jordan	Slovak Republic
Colombia	Kazakhstan	Slovenia
Costa Rica	Kenya	South Africa
Croatia	Latvia	South Korea
Czech Republic	Lebanon	Taiwan
Dominican Republic	Lithuania	Thailand
Egypt	Mauritius	Turkey
Estonia	Mexico	Uganda
Guatemala	Morocco	Uruguay
Hong Kong	Namibia	Zambia
Hungary	Peru

The Investment Manager expects that the investable universe will continue to change as investment opportunities develop. Currently, of these countries, the Fund intends to have a portfolio of approximately 20 to 25 countries.

Approach to Country Selection. Consistent with the Investment Manager’s bottom-up investment approach, country decisions are derived from the investment team’s consideration of the local yield, the explicit or implicit currency policy and whether the country has the reserves, fiscal policy, trade balance, solvency indicators and political stability to maintain its currency policy. The Investment Manager’s assessments of country opportunities are driven primarily by fundamental trends within each country rather than global forecasts or broad geopolitical trends. The most critical variables for the Investment Manager’s process include:

Political Stability. This judgment is based on whether the current government is able to implement its current program. In general, the longer the time period until the next elections and the stronger the control the ruling party has over the political process, a country is judged to be more stable. The Investment Manager believes that, to the extent that the ruling party is believed to be in an unstable coalition, or unable to implement its legislative program for any reason, the political stability of the country would be reduced.

Economic Stabilization. A country is considered to have stabilized its economy if both its external and internal accounts exhibit long-term sustainable balances. The current account balance, net of foreign direct investment flows, is a proxy for the external balance. The general government-budget balance is a proxy for the internal balance.

Structural Reforms. The most important structural reform is the percentage of gross domestic product (“GDP”) generated by non-government entities. Other important issues include the regulatory reform of prices, restriction on the capital account, and the stability and efficiency of the taxation system. The Investment Manager would consider a country to have implemented structural reforms if more than 66% of GDP is derived from non-government entities, and more than 75% of prices are determined by the free market.

External Debt Burden. The most important characteristic of the external debt burden is the debt service ratio, which compares current principal and interest on external debts with export earnings. The overall size of external debt to GDP and exports is also important. Although this area is the easiest to quantify, it frequently gives incorrect signals on the sovereign credit quality because there are so many mitigating factors, such as the willingness of international financial institutions to grant new credits in order to help finance current debt service.

Banking Sector/Monetary Policy. The Investment Manager attempts to determine whether the banking system has sufficient stability to withstand internal and external shocks. Also critical is the analysis of the central bank, including its level of independence and monetary policy stance, since loose monetary policy will cause currencies to weaken.

No single factor or combination of factors is determinative of whether a country will be included in the investable universe. Instead, the portfolio managers of Currency Investments evaluate each of the countries in the investable universe based on this framework.

For currency valuation, the investment team looks at real effective exchange rate models, while considering productivity and structural economic changes. To evaluate short-term currency fluctuations the Investment Manager analyzes short and long-term flows, with an understanding of the composition of the investor base in each local market. This is used in conjunction with short-term early warning crisis indicators based on exchange rates, real interest rates and fiscal balances and capital flows. Expected country returns are then measured versus the individual and correlated portfolio risk to determine country allocations.

Approach to Sector Selection. Since local currency emerging markets are not as uniform as external debt markets, the techniques for evaluating investment opportunities differ from those of a typical manager of external debt. A key facet of the Investment Manager’s emerging market debt investment process is the decomposition of each investment into its sub-component risks. Analysis of each underlying risk allows the investment team to attempt to determine whether sufficient compensation is received for each risk taken. In general, the team assesses the following risks inherent in local market investments:

•	foreign exchange risk;
•	convertibility risk;
•	interest rate risk;
•	credit risk/spread duration;
•	counterparty risk;
•	settlement, banking sector, and sub-custodian risk; and
•	liquidity risk.

The investment team seeks to moderate these risks through the use of alternatives to local corporate debt or Treasury bills. The Investment Manager seeks to quantify the sub-component risks and access the market through structured products, and to avoid those risks it believes to be poorly compensated.

Approach to Security Selection. Issue size is particularly important for local corporate issues. The Investment Manager limits Currency Investments positions to a maximum of 10% in such issues, up to 2% in emerging markets corporate debt (in each case, determined at the time of each investment).

Issue size, quality and liquidity are all factors that are taken into consideration in judging the value of a security, but the Investment Manager does not apply arbitrary cut-off levels to exclude securities from consideration. The Investment Manager follows a systematic process to search for undervalued opportunities within each sector. Bonds are evaluated based on their fundamental and structural characteristics. Valuation analysis includes credit research, prepayment/call options, maturity, duration, coupon, currency and country risks. Security selection also focuses on the segmentation of risk factors to facilitate the evaluation of risk compensation.

Sell Discipline. A position may be reduced or entirely liquidated for any of the following reasons:

•	The yield spread compresses to a level where the investment is no longer believed to reflect relative value.
•	The original underlying investment conditions are no longer valid, including a change in the fundamental rationale for the purchase.
•	The investment’s respective sector, or asset category has, in the Investment Manager’s view, become overvalued relative to investment risks.

The investment team maintains trigger levels for foreign exchange rates that indicate the need to reevaluate an active currency position. Interest rate volatility also factors into the Investment Manager’s sell discipline. While high yields are attractive, yields that become unsustainably high can signal the potential for a devaluation or default and would preclude investment.

Hedging Developed Market Currency Exposure. Currency Investments will maintain significant exposure to the local currencies of the emerging market countries in which investments are made. However, the portfolio management team may hedge developed market currency exposure embedded in emerging currencies. In certain emerging market countries which manage their currency exchange rate versus a basket of developed market currencies, the Fund may hedge its portfolio position against this basket (i.e., the Fund will position itself long the local currency and short the announced basket constituents). Similarly, in certain emerging market countries which do not announce the major currency components of the basket against which their currency is managed, the Fund may hedge its portfolio position against the “unannounced” (i.e., implied by the market) constituents of the basket. Hence, under both scenarios, the Fund will retain its exposure to the local currency while retaining the option to hedge its exposure to the other major currencies versus the U.S. dollar. If the Fund’s exposure to developed market currencies is not hedged, Currency Investments may consist of a less diversified portfolio of emerging market currency exposure than if it were hedged, and the Fund may not achieve its investment objective. The Fund is not obligated to engage in any of these hedging strategies, and there is no assurance that appropriate hedging instruments will be available or that the Investment Manager’s hedging strategy will be successful. The value of Fund investments denominated in foreign currencies will depend in part on the relative strength of the emerging market country’s currency against the U.S. dollar, and the Fund may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between foreign currencies and the U.S. dollar. Hedging certain developed market currency exposure is different from typical “hedging” strategies in that it seeks to isolate emerging market currency exposure from embedded developed market currencies.

Portfolio Composition

The Fund’s portfolio will be composed principally of the following investments. A more detailed description of the Fund’s investment policies and restrictions and more detailed information about the Fund’s portfolio investments are contained in the Statement of Additional Information.

Allocation of Assets to Global Equity Investments and Currency Investments

The Investment Manager will seek to invest substantially all of the Fund’s Net Assets in Global Equity Investments. The Investment Manager also will seek to obtain exposure to emerging market currencies by investing up to 331/3% of the Fund’s Total Leveraged Assets in Currency Investments primarily by entering into forward currency contracts. The Investment Manager will generally evaluate the allocation of Fund assets between Global Equity Investments and Currency Investments at least monthly. It is therefore possible that the Fund’s allocation to an emerging market strategy will, at times, exceed 331/3% of Total Leveraged Assets.

The Fund currently intends to cause its custodian to segregate or otherwise designate cash or liquid securities in an amount sufficient to meet the Fund’s obligations under forward currency contracts so that such positions will not be deemed to constitute senior securities (“leverage”) under the 1940 Act, although from an economic perspective the Fund’s portfolio will be leveraged because the Fund’s investment exposure (Total Leveraged Assets) will be greater than its Net Assets. If the Investment Manager decides to make Currency Investments by purchasing instruments or debt obligations that require payment at the time of acquisition, the Investment Manager could reduce the amount of the Fund’s Net Assets allocated to Global Equity Investments (but to no less than 80% of the Fund’s Net Assets) and make Currency Investments using these instruments and debt obligations. If the Investment Manager used this strategy the Fund would still segregate or otherwise designate assets to the extent necessary that these positions would not be deemed to constitute leverage under the 1940 Act, although from an economic perspective the Fund’s portfolio may be leveraged, depending on the instrument used. The Investment Manager also may use Borrowings to purchase these instruments and debt obligations. The Investment Manager may not be able to use forward currency contracts as the primary instrument to make Currency Investments if such contracts are not available on favorable terms or if forward currency contracts may incur negative tax consequences for the Fund. See “Risks—Other Risks of Investing in the Fund—Tax Risk.”

Global Equity Investments

Equity Securities. Global Equity Investments may include American Depository Receipts (“ADRs”) (which may include common stocks of non-U.S. issuers converted into ADRs immediately after purchase) and non-ADRs. The Fund will invest in issuers with market capitalizations of $5 billion or more at the time of purchase domiciled in those countries that comprise the MSCI World IndexSM. Global Equity Investments will not include securities of emerging market issuers.

Common Stocks. Common stocks generally represent an ownership interest in an issuer, without preference over any other class of securities, including such issuer’s debt securities and preferred stock and other senior equity securities. Although common stocks historically have generated higher average returns than fixed income securities, common stocks also have experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, prices of common stocks are sensitive to general movements in the relevant stock market. A drop in the stock market may depress the prices of common stocks held by the Fund or to which it has exposure.

ADRs. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign issuer. ADRs are denominated in U.S. dollars rather than in the local currency of the issuer of the underlying security.

Currency Investments

Currency Investments will consist primarily of forward currency contracts, but may also include bonds, notes, bills, debentures, convertible securities, debt with attached warrants, bank obligations, short-term paper, loan participations and assignments, swaps, structured notes, preferred stock, trust and partnership interests solely evidencing interests in debt instruments, money market instruments and other similar instruments whose value is derived from the performance of an underlying emerging market currency. Such instruments may be issued or guaranteed by the governments of emerging market countries, their agencies, instrumentalities or political subdivisions, and international organizations or business entities located within and without such countries, including financial institutions or companies located within and without emerging market countries that are subsidiaries of multinational business entities. These instruments generally will be payable in, and, thus, the Fund will maintain significant exposure to, the local currencies of the emerging market countries represented by Currency Investments in which the Fund will invest.

Forward Currency Contracts and Other Derivative Transactions. The Fund anticipates that a significant portion of Currency Investments will be in forward currency contracts with high quality international banks as a means to take exposure to the local currency and interest rates of emerging markets. Forward currency contracts are the purchase or sale from a counterparty of a specified currency at a specified future date. Such contracts may involve the purchase or sale of the local currency against the U.S. dollar or may involve the local currency and another developed market base currency.

In the future, the Fund also may, but does not currently intend to, enter into other derivative transactions such as swap agreements and hybrid instruments as a substitute for direct investment in a physical local currency security. In these derivative transactions, the Fund intends to retain exposure to the local currency against a developed market base currency. There can be no assurance that the Fund’s derivative investment practices will succeed. Derivative instruments also may include hybrid instruments in a variety of forms, having the characteristics of futures, options, currencies and securities. For example, the principal amount, redemption or conversion terms of a security could be related to the market price of some currency or a security including a securities index. Swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in the market value of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset. While hybrid instruments can have volatile prices and limited liquidity and swap agreements may pose the risk that a party will default on its payment obligations thereunder, such swaps or other hybrid instruments may be the only practical or available means of participating in the performance of a securities index in certain emerging markets. The Investment Manager may not be able to use swaps if such swaps are not available on favorable terms or if the use of swaps may entail negative tax consequences for the Fund. The Fund may invest in debt securities with embedded options. In addition, the Fund may, in the future, write and purchase put and call options on securities and/or currencies held or to be held by the Fund.

Debt Obligations. Currency Investments may include sovereign debt securities, which will generally be denominated in the local currency of the obligor. Currency Investments also may include fixed income securities issued by corporate obligors in emerging market countries. The debt obligations in which the Fund will invest may or may not be listed or traded on a securities exchange and interest rates on such securities may be fixed or floating. The Fund’s exposure to any one emerging market corporate issuer is not expected to exceed 2% of Currency Investments and the Fund’s exposure to any one developed market corporate issuer is not expected to exceed 5% of Currency Investments (each measured at market value).

Structured Notes and Related Instruments. Currency Investments may include “structured” notes, which are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as the differential performance of two assets or markets. The interest and/or principal payments on structured instruments vary widely depending on a variety of factors such as the volatility of the embedded index.

Portfolio Turnover. Although short-term trading will not be used as a primary strategy in making Currency Investments, there are no limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held when, in the opinion of the Investment Manager, investment considerations warrant such action. A higher portfolio turnover rate results in correspondingly greater transactional expenses that are borne by the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to stockholders, will be taxable as ordinary income. See “Tax Matters.”

USE OF FINANCIAL LEVERAGE

Financial Leverage

The Fund intends to use leverage to invest Fund assets in Currency Investments primarily using Currency Commitments and by borrowing under a credit facility with a financial institution, up to an aggregate of 331/3% of the Fund’s Total Leveraged Assets. Any Borrowings will have seniority over the Common Stock. It is possible that following the incurrence of Financial Leverage the assets of the Fund will decline due to market conditions such that this 331/3% threshold will be exceeded. In that case, leverage risk will increase.

The amount and composition of Financial Leverage outstanding will vary depending on a number of factors, including economic and market conditions in the relevant currency markets, the availability of relatively attractive Currency Investments not requiring Borrowings, and the costs that the Fund would incur as a result of Borrowings. The Investment Manager’s fee for investment management services will be calculated on the basis of the Fund’s Total Leveraged Assets. The fee paid to the Investment Manager for investment management services will be higher when the Fund uses leverage because the fee paid will be calculated on the basis of the Fund’s assets including the leverage.

There is no assurance that any leverage strategy the Fund employs will be successful. See “Risks—Principal Risks of Investing in the Fund—Leverage Risk.” If there is a net decrease (or increase) in the value of the Fund’s investment portfolio, the leverage will decrease (or increase) the net asset value per share of Common Stock to a greater extent than if the Fund were not leveraged. Currency Commitments will have the economic effect of leverage by creating investment exposure greater than the Fund’s Net Assets (similar to Borrowings), although the Fund currently intends to manage Currency Commitments so that they would not be considered to constitute “senior securities” (leverage) under the 1940 Act. Borrowings may be at a fixed or floating rate and generally will be based on short-term rates. So long as the rate of return, net of applicable Fund expenses, on the Fund’s portfolio investments exceeds the then current interest rate on any Borrowings, excess return on the proceeds of Borrowings can be used to pay distributions to Common Stockholders.

Borrowings

Under the 1940 Act, the Fund generally is not permitted to borrow unless immediately after the borrowing the value of the Fund’s Net Assets plus Borrowings, less liabilities other than the principal amount represented by Borrowings, is at least 300% of such principal amount. In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Stock unless, at the time of such declaration, the value of the Fund’s Net Assets plus Borrowings, less liabilities other than the principal amount represented by Borrowings, is at least 300% of such principal amount.

The Fund may be subject to certain restrictions on Borrowings imposed by a lender that may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these restrictions will impede the Investment Manager from managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies.

Although the Fund does not intend that Borrowings will represent 331/3% of its Total Leveraged Assets (or that Borrowings will represent all of the Fund’s Financial Leverage), the SEC requires the following illustrations to be provided using the Fund’s maximum permitted level of Borrowings:

1. Assuming that Borrowings will represent in the aggregate approximately 331/3% of the Fund’s Total Leveraged Assets and pay a payment rate set by an interest rate transaction at an annual average rate of 1.50%, the income generated by the Fund’s portfolio (net of estimated expenses) must exceed 0.50% in order to cover such payment rates and other expenses specifically related to Borrowings. Of course, these numbers are merely estimates, used for illustration. Actual interest or payment rates may vary frequently and may be significantly higher or lower than the rate estimated above.

2. The following table is designed to illustrate the effect of such Borrowings on the Fund’s total return, assuming investment portfolio total returns (comprised of income and changes in the value of investments held in the Fund’s portfolio net of expenses) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns expected to be experienced by the Fund. The table further reflects Borrowings representing approximately 331/3% of the Fund’s Total Leveraged Assets, and the Fund’s currently projected annual borrowing interest rate or payment rate set by an interest rate transaction of 1.50%. See “Risks—Principal Risks of Investing in the Fund—Leverage Risk.”

Assumed Portfolio Total Return (Net of Expenses)	(10.00)%	(5.00)%	0.00%	5.00%	10.00%
Fund Total Return	(15.75)%	(8.25)%	(0.75)%	6.75%	14.25%

The Fund’s total return is comprised of two elements—dividends and income on portfolio investments and gains or losses on portfolio investments. As required by SEC rules, the table assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation.

RISKS

The Fund is a diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, because of the uncertainty inherent in all investments, no assurance can be given that the Fund will achieve its investment objective. Your Common Stock at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Principal Risks of Investing in the Fund

No Operating History

The Fund is a newly organized, diversified, closed-end management investment company and has no operating history.

Investment and Market Risk

An investment in the Fund’s Common Stock is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in Common Stock represents an indirect investment in the Fund’s portfolio investments. Their value, like other market investments, may move up or down, sometimes rapidly and unpredictably.

Your Common Stock, at any point in time, may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions. The Fund’s investment strategy includes purchasing investments that have embedded financial leverage, such as forward currency contracts, which magnifies the risk that you may lose money.

Leverage Risk

Using leverage is a speculative investment technique and involves certain risks. These include higher volatility of net asset value, the likelihood of more volatility in the market value of Common Stock and, with respect to Borrowings, the possibility either that the Fund’s return will fall if the interest rate on any Borrowings rises, or that income will fluctuate because the interest rate of Borrowings varies. Investments made with Currency Commitments and the risks of those investments include those described in “—Principal Risks of Currency Investments—Risks of Forward Currency Contracts and Other Currency Instruments,” below.

So long as the Fund is able to realize a higher net return on its investment portfolio than the then current cost of any leverage together with other related expenses, the effect of the leverage will be to cause the Fund to realize higher net return than if the Fund were not so leveraged. On the other hand, to the extent that the then current cost of any leverage, together with other related expenses, approaches the net return on the Fund’s investment portfolio, the benefit of leverage to Common Stockholders will be reduced, and if the then current cost of any leverage were to exceed the net return on the Fund’s portfolio, the Fund’s leveraged capital structure would result in a lower rate of return than if the Fund were not so leveraged. There can be no assurance that any leverage strategy the Fund employs will be successful. The Fund will pay any costs and expenses relating to any Borrowings.

If the market value of the Fund’s portfolio declines, the leverage will result in a greater decrease in net asset value than if the Fund were not leveraged. A greater net asset value decrease also will tend to cause a greater decline in the market price for Common Stock. To the extent that the Fund is required or elects to prepay any Borrowings, the Fund may need to liquidate investments to fund such prepayments. Liquidation at times of adverse economic conditions may result in capital loss and reduce returns.

Investment Manager Fee Conflict Risk

The fee paid to the Investment Manager for investment management services will be higher when the Fund uses Financial Leverage, whether through forward currency contracts or Borrowing, because the fee paid will be calculated on the basis of the Fund’s assets including this Financial Leverage. Consequently, the Investment Manager may have a financial interest for the Fund to utilize such Financial Leverage, which may create a conflict of interest between the Investment Manager and the Common Stockholders of the Fund. The Fund has implemented procedures to monitor this potential conflict.

Principal Risks of Global Equity Investments

Non-U.S. Investments Risk

Global Equity Investments will be in securities of foreign issuers operating in developed countries and will not include securities of emerging market issuers. These investments in securities of non-U.S. issuers involve special risks, including the following: (i) less publicly available information about non-U.S. issuers or markets because of less rigorous disclosure or accounting standards or regulatory practices; (ii) many non-U.S. markets are smaller, less liquid and more volatile, meaning that, in a changing market, the Investment Manager may not be able to sell the Fund’s portfolio holdings at times, in amounts and at prices it considers reasonable; (iii) the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; and (iv) the impact of economic, political, social or diplomatic events. Withholding and other non-U.S. taxes may decrease the Fund’s return. Many of these risks are more pronounced to the extent that the Fund invests a significant amount of its assets in companies located in one region.

Economies and social and political climates in individual countries may differ unfavorably from the United States. Non-U.S. economies may have less favorable rates of growth of GDP, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Unanticipated economic, political and social developments also may affect the values of the Fund’s investments and the availability to the Fund of additional investments in such countries. Furthermore, such developments may disrupt significantly the financial markets or interfere with the Fund’s ability to enforce its rights against non-U.S. issuers.

Common Stock Risk

Although common stocks historically have generated higher average returns than fixed income securities, common stocks also have experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, prices of common stocks are sensitive to general movements in the local stock market, and perhaps global stock markets, and a drop in these markets may depress the price of common stocks held by the Fund. The Fund intends that the common stocks in which it will invest will primarily be relative value stocks. These stocks are common shares of companies that sell at low valuation levels relative to their earnings, revenues, assets, cash flows or other definable measures. Such companies may have experienced adverse business or industry developments or may be subject to special risks that have caused the common shares to be out of favor and, in the Investment Manager’s opinion, undervalued. If the Investment Manager’s assessment of a company’s prospects is wrong, the price of its common stock may fall, or may not approach the value that the Investment Manager has placed on it.

Focus Risk

Global Equity Investments will be made in a smaller number of issuers than other, more diversified investment portfolios. As a result, the value of Global Equity Investments may be relatively more susceptible to adverse effects from any single corporate, economic, market, political or regulatory occurrence than if the Fund’s portfolio of Global Equity Investments consisted of a larger number of securities.

Principal Risks of Currency Investments

Although Currency Investments are not the Fund’s primary investment strategy, the Fund expects that they will constitute a significant portion (up to 331/3%) of its Total Leveraged Assets. Therefore, Currency Investments could increase the risks of investing in the Fund.

Emerging Markets Risk

Currency Investments will be in countries considered to be emerging markets, and investments in emerging markets are particularly speculative. Currency Investments may include, in addition to forward currency contracts (or instruments whose value is derived from the performance of an underlying emerging market currency), debt obligations denominated in emerging markets currencies (including sovereign and corporate debt securities). Currency Investments entail the general risks of investing in non-U.S. issuers to a heightened degree.

Particular risks of investing in emerging markets, in addition to those listed above under “—Principal Risk of Global Equity Investments—Non-U.S. Investments Risk,” include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible seizure of a company’s assets. In addition, foreign investors may be required to register the proceeds of sales. Future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, all of which may adversely affect currencies. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and financial markets of certain emerging market countries. Many countries have experienced substantial, and in some cases extremely high, rates of inflation for many years.

Foreign investment in certain emerging markets is restricted or controlled to varying degrees, which may at times limit or preclude foreign investment in certain emerging markets. Certain emerging market countries require government approval prior to investments in a particular issuer by foreign persons, limit the amount of investment by foreign persons in a particular issuers, limit the investment by foreign persons only to a specific class of securities of issuers that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. In addition, if a deterioration occurs in an emerging market country’s balance of payments, the country could impose temporary restrictions on investments. Certain emerging market countries may also restrict investment opportunities in industries deemed important to national interests. Investing in local markets may require the Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund.

Currency Risks

Fluctuation and Devaluation Risk. Currency Investments generally will be denominated in the currency of an emerging market country. Accordingly, your investment in Common Stock, as measured in U.S. dollars, may change significantly when the values of the emerging market local currencies change relative to the U.S. dollar, thereby subjecting investors to currency risks. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Other risks include the dependence on the Investment Manager’s ability to predict movements in exchange rates and imperfect correlations between movements in exchange rates. The Fund also may conduct foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market. The Fund will incur costs in connection with conversions between various currencies.

Repatriation and Currency Conversion Risks. Emerging market countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. The monetary authorities of an emerging market country may block the repatriation for any reason, including the unavailability of foreign currency and war. Currency Investments could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging market currencies. If the Fund were not able to convert a currency into U.S. dollars, the Fund would continue to hold the currency in some form until the inconvertibility situation changed or a purchaser for the currency is found.

Devaluation Versus Basket Risk. In certain countries the central bank manages the currency rate against a basket of one or more developed market currencies such as the Euro, Japanese Yen and others. In some of these countries, the Fund may employ a strategy seeking to limit exposure to the major currencies while retaining exposure to the local currency (i.e., investing (a “long” position) in the emerging market currency while selling (a “short” position) the basket constituents). In such a situation, the Fund’s strategy could fail if the emerging market country changed the announced or implied components of the currency basket against which the Fund has hedged its exposure or if the Investment Manager’s strategy to limit exposure to the major currencies is not successful.

Risks of Forward Currency Contracts and Other Currency Instruments

Forward currency contracts, and certain other instruments whose value is derived from the performance of an underlying emerging market currency, are highly volatile, and a relatively small price movement in these instruments may result in substantial losses to the Fund. These instruments may entail investment exposures that are greater than their costs would suggest, meaning that a small investment in such an instrument could have a large potential impact on the Fund’s performance, lowering the Fund’s return or resulting in a loss. See “—Principal Risks of Investing in the Fund—Leverage Risk.” The market for these instruments is, or suddenly can become, illiquid, which may cause the price of an instrument to rapidly and unpredictably change. See “—Other Risks of Investing in Currency Investments—Liquidity Risk.”

Fixed Income Risks

Currency Investments may include debt investments denominated in emerging market currencies. As such, an investment in the Fund is subject to the general risks associated with fixed income investing, such as interest rate risk.

Interest Rate Risk. Interest rate risk is the risk that fixed income securities will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall. Market interest rates in the U.S. and certain other countries in which the Fund may invest currently are near historically low levels.

Credit Risk. Credit or default risk is the risk that a Fund portfolio investment will decline in price or fail to make dividend or interest payments when due because the issuer of the security experiences a decline in its financial status. Such credit risk is generally greater for issuers of below investment grade securities.

Sovereign Debt Securities Risk. Investing in sovereign debt securities will expose the Fund to the direct or indirect consequences of political, social or economic changes in the emerging market countries that issue the securities. Many of these countries are also characterized by political uncertainty or instability. The ability and willingness of sovereign obligors in emerging market countries or the governmental authorities that control repayment of their debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Countries in which the Fund intends to invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, trade difficulties and extreme poverty and unemployment.

Sovereign obligors in emerging market countries are among the world’s largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which have led to defaults on certain obligations and the restructuring of certain indebtedness. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers.

Corporate Debt Securities Risk. The market values of these securities are sensitive to individual corporate developments and changes in economic conditions. Emerging market issuers may be highly leveraged and may not have more traditional methods of financing available to them. Therefore, their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired, resulting in a higher risk of default.

High Yield, Lower Quality Securities Risk. Currency Investments may include high yield, lower quality securities (sometimes referred to as “junk bonds”). The prices of lower quality securities are volatile and may go down due to market perceptions of deteriorating issuer creditworthiness or economic conditions. Lower quality securities may become illiquid and hard to value in down markets. High yield, lower quality securities are considered speculative and, compared to certain lower yielding, higher quality securities, tend to have more volatile prices and increased price sensitivity to changing interest rates and to adverse economic and business developments, greater risk of loss due to default or declining credit quality, greater likelihood that adverse economic or company specific events will make the issuer unable to make interest and/or principal payments, and greater susceptibility to negative market sentiments leading to depressed prices and decrease in liquidity.

The market values of lower quality securities tend to be more sensitive to company-specific developments and changes in economic conditions than higher quality securities. The companies that issue these securities often are highly leveraged, and their ability to service their debt obligations during an economic downturn or periods of rising interest rates may be impaired. In addition, these companies may not have access to more traditional methods of financing and may be unable to repay debt at maturity by refinancing. The risk of loss due to default in payment of interest or principal by these issuers is significantly greater than with higher quality securities because medium and lower quality securities generally are unsecured and subordinated to senior debt.

Default, or the market’s perception that an issuer is likely to default, could reduce the value and liquidity of securities held by the Fund, thereby reducing the value of your investment in Fund shares. In addition, default may cause the Fund to incur expenses in seeking recovery of principal or interest on its portfolio holdings.

Other Risks of Currency Investments

Risk of Hedging Developed Market Currency Exposure

Currency Investments may include derivatives or other transactions employed for purposes of hedging exposure to certain developed market currencies embedded in emerging market currencies. There may be an imperfect correlation between the Fund’s portfolio holdings and such derivatives, which may prevent the Fund from achieving the intended consequences of the applicable transaction or expose the Fund to risk of loss. Further, the Fund’s use of derivatives or other transactions involves costs and will be subject to the Investment Manager’s ability to predict correctly changes in the relationships of the relevant positions. No assurance can be given that the Investment Manager’s judgment in this respect will be correct. Consequently, the use of hedging transactions might result in a poorer overall performance for the Fund than if the Fund had not engaged in any hedging transactions. In addition, no assurance can be given that appropriate hedging instruments will be available or that the Fund will enter into hedging transactions at times or under circumstances in which it would be advisable to do so. See “Other Investment Policies and Techniques” in the Fund’s Statement of Additional Information. Hedging certain developed market currency exposure is different from typical “hedging” strategies in that it seeks to isolate emerging market currency exposure from embedded developed market currencies.

Counterparty Risk

Currency Investments may be acquired in the “over-the-counter” or “interdealer” markets, where participants typically are not subject to credit evaluation and regulatory oversight as are members of “exchange-based” markets. In the absence of a regulated market to facilitate settlement, the Fund is subject to the risk that a counterparty will not settle a transaction (such as a forward currency contract or other derivative transaction) in accordance with its terms and conditions because of a dispute over the terms of contract or because of a credit or liquidity problem. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Reinvestment Risk

Reinvestment risk is the risk that returns from Currency Investments will decline if and when Currency Investments are made from investment disposition proceeds at market interest rates that are below the current earning rate of Currency Investments, or otherwise when proceeds cannot be used to enter into transactions on terms as favorable as those on which the disposed assets previously were held. A decline in income could affect the price of the Common Stock or the Fund’s overall returns.

Liquidity Risk

A portion of the Fund’s Currency Investments may be or become illiquid. This is as a result of the small quantities in which these securities are issued and low trading volumes in the securities markets and/or currency of emerging market issuers. If Currency Investments need to be liquidated quickly, the Fund’s strategy could sustain significant transactions costs.

Other Risks of Investing in the Fund

Fund Distribution Risk

Pursuant to its distribution policy, the Fund intends to make regular distributions on its shares of Common Stock. To the extent the total monthly distributions for a year exceed the Fund’s net investment income and net realized capital gain, the excess will generally be treated as a return of capital up to the amount of a stockholder’s tax basis in the Common Stock. Any distributions which constitute a return of capital will reduce a stockholder’s tax basis in the Common Stock, thereby increasing such stockholder’s potential gain or reducing potential loss on the sale of the Common Stock. In addition, such excess distributions will decrease the Fund’s assets and may increase the Fund’s expense ratio. To make such distributions, the Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment may not dictate such action. Any amounts distributed to a stockholder in excess of the stockholder’s basis in the Common Stock will generally be taxable to the stockholder as capital gain. See “Distributions.”

Market Discount From Net Asset Value

Shares of closed-end investment companies frequently trade at a discount from their net asset value. This characteristic is a risk separate and distinct from the risk that the Fund’s net asset value could decrease as a result of its investment activities and may be greater for investors expecting to sell their shares in a relatively short period of time following completion of this offering. The net asset value of the Common Stock will be reduced immediately following the offering as a result of the payment of certain offering costs. Whether investors will realize gains or losses upon the sale of the Common Stock will depend not upon the Fund’s net asset value but entirely upon whether the market price of the Common Stock at the time of sale is above or below the investor’s purchase price for the Common Stock. Because the market price of the Common Stock will be determined by factors such as relative supply of and demand for the Common Stock in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot predict whether the Common Stock will trade at, below or above net asset value or at, below or above the initial public offering price. The Common Stock is designed primarily for long-term investors, and you should not view the Fund as a vehicle for trading purposes.

Price Risk

For reasons not necessarily attributable to any of the risks set forth herein (for example, supply/demand imbalances or other market forces), the value of the securities or currencies in which the Fund invests may decline substantially. In particular, purchasing assets or currencies at what may appear to be “undervalued” levels is no guarantee that these assets or currencies will not be trading at even more “undervalued” levels at the time of valuation or at the time of sale.

Market Disruption Risk

Certain events have a disruptive effect on the financial markets, such as terrorist attacks, war and other geopolitical events. The Fund cannot predict the effect of similar events in the future on the global economy or the markets of specific countries.

Certain Affiliations

Certain broker-dealers may be considered to be affiliated persons of the Fund and/or the Investment Manager. Absent an exemption from the SEC or other regulatory relief, the Fund is generally precluded from effecting certain principal transactions with affiliated brokers, and its ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker, or to utilize affiliated brokers for agency transactions, is subject to restrictions. This could limit the Fund’s ability to engage in securities transactions and take advantage of market opportunities. In addition, unless and until the underwriting syndicate is broken in connection with the initial public offering of Common Stock, the Fund will be precluded from effecting principal transactions with brokers who are members of the syndicate.

Anti-Takeover Provisions

The Fund’s Articles include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could have the effect of depriving the Common Stockholders of opportunities to sell their Common Stock at a premium over the then current market price of Common Stock. See “Certain Provisions in the Articles of Incorporation and By-Laws.”

Tax Risk

To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, among other things the Fund must derive in each taxable year at least 90% of its gross income from cer-

tain prescribed sources, including dividends, interest, gains from the sale or other disposition of stock, securities or foreign currencies, and other income (generally including, but not limited to, gains from options, futures and forward currency contracts) derived with respect to its business of investing in such stock, securities or currencies (hereinafter, “qualifying income”). The Fund believes that its investment strategies, including its investments in emerging market currencies through forward currency contracts, will generate qualifying income under current federal income tax law. However, the Internal Revenue Code of 1986, as amended (the “Code”) expressly provides the U.S. Treasury with authority to issue regulations that would exclude foreign currency gains from qualifying income if such gains are not directly related to a fund’s business of investing in stock or securities. While to date the U.S. Treasury has not exercised this regulatory authority, there can be no assurance that it will not issue regulations in the future (possibly with retroactive application) that would treat some or all of the Fund’s foreign currency gains as non-qualifying income, thereby jeopardizing the Fund’s status as a regulated investment company for all years to which such regulations are applicable.

If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for distributions to stockholders, and such distributions will be taxable as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits. In such case, such distributions generally will be eligible for the dividends received deduction in the case of corporate stockholders and for taxation at the preferential maximum rate of 15% in the case of individuals.

Regulatory Risk

The Fund’s portfolio managers also manage separate investment advisory accounts and other pooled investment vehicles. There are currently pending in the U.S. Congress various proposals to amend the 1940 Act and adopt or amend rules thereunder that may limit the extent to which the portfolio managers could continue to manage the Fund concurrently with such accounts and vehicles. In addition, there are other proposals pending which would affect the composition, duties and responsibilities of the Fund’s Board of Directors. It is possible that significant changes affecting the Board’s composition, duties and responsibilities would affect the Fund’s ability to retain qualified Directors. Since no final amendments or rules have yet been adopted, no decision has been made as to how the Investment Manager and the Fund would comply with any new regulatory requirements relating to these or other matters.

MANAGEMENT OF THE FUND

Directors and Officers

The business and affairs of the Fund are managed under the direction of its Board of Directors, including supervision of the duties performed by the Investment Manager. The names and business addresses of the Directors and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under “Management of the Fund” in the Statement of Additional Information.

Investment Manager

Lazard Asset Management LLC, subject to the oversight of the Board of Directors, will be responsible for managing the Fund’s portfolio, which will include determining the amount of the Fund’s assets allocated to Global Equity Investments and Currency Investments.

The Investment Manager, located at 30 Rockefeller Plaza, New York, New York 10112-6300, a registered investment adviser, is a subsidiary of Lazard Frères & Co. LLC (“Lazard”), which was founded in 1848. Lazard established the Investment Manager as its investment management division in 1970. The Investment Manager and its global affiliates had approximately $70 billion of assets under management, including $53 billion in non-U.S. assets, as of January 31, 2004. The Investment Manager has extensive investment expertise, with 60 portfolio managers firm-wide and a global research team of more than 50 research analysts.

Portfolio Management. James Donald is responsible for overall management of the Fund’s portfolio. Global Equity Investments and Currency Investments are each managed on a team basis.

Mr. Donald, a Director of the Investment Manager, is a portfolio manager/analyst and serves as head of the emerging markets group. Before joining the firm in 1996, Mr. Donald worked at Mercury Asset Management (“Mercury”), which he joined in 1985. At Mercury, he was on the emerging markets team between 1992 and 1996 and worked on the international equity team between 1985 and 1992. At Mercury, between 1990 and 1996, Mr. Donald served as Vice President and Treasurer for The United Kingdom Fund and The Europe Fund. Mr. Donald is a Certified Financial Analyst and received an HBA from the University of Western Ontario.

Global Equity Investments. Gabrielle Boyle, Andrew Lacey and Michael Powers are the portfolio managers responsible for investing the Fund’s assets allocated to Global Equity Investments.

Ms. Boyle, a Senior Managing Director of the Investment Manager, is a portfolio manager on the international equity team and a member of the London-based European equity team. She joined the Investment Manager in 1993 and has been working in the investment field since 1991. Previously, Ms. Boyle worked with Royal Insurance Asset Management. She earned a BA (Hons) degree in Economics & History in 1989 and a MA in Economics in 1990, both from University College, Dublin. She is a member of the Institute of Investment Management and Research.

Mr. Lacey, a Deputy Chairman of the Investment Manager, is a portfolio manager focusing on U.S. equity products, and also is a member of the global equity select, global ex-Australia, and global trend funds teams. He has been working in the investment field since 1995. Prior to becoming a full-time member of the Investment Manager’s equity team in 1996, Mr. Lacey worked part-time at Lazard during 1995 and 1996 while attaining his MBA from Columbia University. He also has a BA from Wesleyan University.

Mr. Powers, a Managing Director of the Investment Manager, is a member of the international equity, international equity select, and European Equity select teams. He began working in the investment field in 1990. Before joining the Investment Manager in 1990, he was a vice president for Chemco Technologies. He received an MBA from Long Island University and a BA from Brown University.

Currency Investments. Ardra Belitz and Ganesh Ramachandran are the portfolio managers responsible for investing the Fund’s assets allocated to Currency Investments.

Ms. Belitz is a Vice President of the Investment Manager and a portfolio manager/analyst specializing in emerging market currency and debt. Before joining the Investment Manager in 1996, she was a senior portfolio administrator with Bankers Trust Company. Ms. Belitz graduated Phi Beta Kappa from Brandeis University with a BA in Economics.

Mr. Ramachandran is a Vice President of the Investment Manager and a portfolio manager/analyst specializing in emerging market currency and debt. He has an MBA from the University of Rochester, Simon School of Business and a BS in Chemical Engineering from the Indian Institute of Technology at Madras. He joined the Investment Manager in 1997.

Investment Management Agreement

Pursuant to an investment management agreement between the Investment Manager and the Fund, the Fund has agreed to pay the Investment Manager an annual investment management fee of 0.85% of the Fund’s average daily Total Leveraged Assets for the services and facilities provided by the Investment Manager, payable on a monthly basis. The fee paid to the Investment Manager will be higher when the Investment Manager uses Financial Leverage to make Currency Investments, rather than by reducing the percentage of Net Assets invested in Global Equity Investments for the purposes of making Currency Investments. Assuming Financial Leverage in the amount of 331/3% of the Fund’s Total Leveraged Assets, the annual fee payable to the Investment Manager would be 1.28% of Net Assets (i.e., not including amounts attributable to Financial Leverage).

The following is an example of this calculation of the Investment Manager’s fee, using very simple illustrations. If the Fund had assets of $1,000, it could invest $1,000 in Global Equity Investments and enter into $500 in forward currency contracts (because the Fund would not have to pay money at the time it enters into the currency contracts). Similarly, the Fund could invest $1,000 in Global Equity Investments, borrow $500 and invest the $500 in foreign currency denominated bonds. In either case, the Investment Manager’s fee would be calculated based on $1,500 of assets, because the fee is calculated based on Total Leveraged Assets (Net Assets plus Financial Leverage). In our example, the Financial Leverage is in the form of either the forward currency contracts (Currency

Commitments) or investments from Borrowings. The amount of the Financial Leverage outstanding, and therefore the amount of Total Leveraged Assets on which the Investment Manager’s fee is based, fluctuates daily based on changes in value of the Fund’s portfolio holdings, including changes in value of the currency involved in the forward currency contracts or foreign currency denominated bonds acquired with the proceeds of Borrowings. However, the Investment Manager’s fee will be the same regardless of whether Currency Investments are made with Currency Commitments or with Borrowings (without taking into account the cost of Borrowings).

This method of calculating the Investment Manager’s fee is different than the way closed-end investment companies typically calculate management fees. Traditionally, closed-end investment companies calculate management fees based on Net Assets plus Borrowings (excluding Financial Leverage obtained through Currency Commitments). The Investment Manager’s fee is different because the Fund’s leverage strategy is different than the leverage strategy employed by many other closed-end investment companies. Although the Fund may employ Borrowings in making Currency Investments, the Fund’s leverage strategy relies primarily on Currency Commitments rather than relying exclusively on borrowing money or/and issuing preferred stock, as for most closed-end investment companies. The Investment Manager’s fee would be lower if its fee were calculated only on Net Assets plus Borrowings, because the Investment Manager would not earn fees on Currency Investments made with Currency Commitments (forward currency contracts). Using the example above where the Fund has assets of $1,000 and invests $1,000 in Global Equity Investments and $500 in forward currency contracts, the following illustrates how the Investment Manager’s fee would be different if it did not earn management fees on these types of Currency Investments. A discussion of the review and approval by the Fund’s Board of Directors of the Fund’s investment management agreement (including the method of calculating the Investment Manager’s fee) is included in the Fund’s Statement of Additional Information under “Management of the Fund—Investment Management and Investment Management Agreement.”
	Fund’s management fee based on	Typical management fee formula,
	Total Leveraged Assets (includes	calculated excluding
Beginning assets of $1,000	Currency Commitments)	Currency Commitments
Global Equity Investments (Net Assets)	$1,000	$1,000
Currency Commitments	$ 500	$ 500
Assets used to calculate management fee	$1,500	$1,000
Management fee (0.85%)	$12.75	$ 8.50

In addition to the fee to the Investment Manager, the Fund pays all other costs and expenses of its operations, including, but not limited to, compensation of its Directors (other than those affiliated with the Investment Manager), custodian, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of preparing, printing and distributing stockholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

NET ASSET VALUE

The Fund will determine the net asset value of its shares daily, as of the close of regular session trading on the NYSE (normally 4:00 p.m. Eastern time). Net asset value is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including any Borrowings and accrued expenses and distributions declared but unpaid), by the total number of shares outstanding.

The Fund values portfolio securities for which market quotations are readily available at market value. Any securities not listed, for which current over-the-counter market quotations or bids are readily available, are valued at the last quoted bid price or, if available, the mean of two such prices. Forward currency contracts will be valued at the current cost of offsetting the contract. Assets and liabilities initially expressed in terms of foreign currency will be translated into U.S. dollars at the midpoint of the New York interbank market spot exchange rate as quoted on the day of such translation by the Federal Reserve Bank of New York or, if no such rate is quoted on such date, at the exchange rate previously quoted by the Federal Reserve Bank of New York, or at such other quoted market exchange rate as may be determined to be appropriate by the Investment Manager. Securities and other assets for which cur-

rent market quotations are not readily available are valued at fair value as determined in good faith in accordance with procedures approved by the Board of Directors.

Trading on Europe, Latin and South America and Far East exchanges and in currency and over-the-counter markets ordinarily is completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is open). Calculation of the Fund’s net asset value may not take place contemporaneously with the determination of the prices of portfolio assets used in such calculation. If events materially affecting the value of securities occur between the close of the exchange or market on which the security is principally traded and the time when the Fund’s net asset value is calculated, the Fund may value such securities at their fair value as determined in good faith by or under the supervision of the Board of Directors. The effect of using fair value pricing in that the net asset value of the Common Stock will be subject to the judgment of the Board of Directors or its designee instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from a security’s most recent closing price and from the prices used by other investment companies to calculate their net asset values.

DISTRIBUTIONS

Level Distribution Policy

Subject to implementation of a Managed Dividend Policy, as discussed below, the Fund intends to implement a Level Distribution Policy to seek to maintain a stable monthly distribution, subject to approval and oversight of the Fund’s Board of Directors. Implementation of the Fund’s Level Distribution Policy will commence with the Fund’s first distribution. The initial distribution is expected to be declared approximately 45 days, and paid approximately 90 days, from the completion of this offering, depending upon market conditions.

Under the Fund’s Level Distribution Policy, the Fund intends to make regular monthly distributions to Common Stockholders at a fixed rate per share of Common Stock based on the projected performance of the Fund, which rate may be adjusted from time to time. The Fund’s ability to maintain a Level Distribution Policy will depend on a number of factors, including the stability of income received from its investments, interest and required principal payments on Borrowings, if any, and dividends paid on any outstanding preferred stock. The net income of the Fund will consist primarily of all dividend and interest income accrued on portfolio assets less all expenses of the Fund. Expenses of the Fund are accrued each day.

Under the Fund’s Level Distribution Policy, if, for any monthly distribution, net investment income and net realized short-term capital gain were less than the amount of the distribution, the difference would generally be distributed from the Fund’s assets.

To permit the Fund to maintain a more stable monthly distribution, the Fund may distribute less than the entire amount of net investment income and net short-term capital gain earned in a particular period. The undistributed net investment income and short-term capital gain may be available to supplement future distributions.

Managed Dividend Policy

The Investment Manager, on behalf of itself and the Fund, intends to file an exemptive application with the SEC seeking an order under the 1940 Act facilitating the implementation of a Managed Dividend Policy for the Fund. If, and when, the Fund receives any requested relief, the Fund, subject to the determination of its Board of Directors, may implement a Managed Dividend Policy.

Under a Managed Dividend Policy, the Fund would seek to make monthly distributions to Common Stockholders at a fixed rate per share of Common Stock or a fixed percentage of net asset value, that may include periodic distributions of long-term capital gains. Under a Managed Dividend Policy, if, for any monthly distribution, ordinary income (that is, net investment income and any net short-term capital gain) and net realized capital gains were less than the amount of the distribution, the difference would be distributed from the Fund’s assets.

There is no guarantee that the Investment Manager will apply for, or that the SEC would grant, an exemptive order facilitating the implementation of a Managed Dividend Policy or, if received, that the Board of Directors would implement a Managed Dividend Policy.

Under either the Level Distribution Policy or the Managed Dividend Policy, if, for any calendar year, the total monthly distributions exceed the Fund’s net investment income and net realized capital gain, the excess will generally be treated as a tax-free return of capital up to the amount of a stockholder’s tax basis in the Common Stock. Any distributions which (based upon the Fund’s full year performance) constitute a tax-free return of capital will reduce a stockholder’s tax basis in the Common Stock, thereby increasing such stockholder’s potential gain or reducing potential loss on the sale of the Common Stock. Any amounts distributed to a stockholder in excess of the basis in the Common Stock will generally be taxable to the stockholder as capital gain. See “Tax Matters.” In certain events, amounts distributed to stockholders may have to be subsequently recharacterized as a return of capital for investment purposes. The Fund’s net investment income and net realized capital gain for a calendar year may be greater than the total monthly distributions for the year. In such event, the Fund’s final distribution for each calendar year may include any remaining net investment income and net realized short-term and long-term capital gain undistributed during the year.

The Fund will provide notices describing the portion of distributions which, in the Fund’s current good faith judgment, constitute ordinary income, short-term capital gain, long-term capital gain or a return of capital. The Fund will designate the portion of the ordinary dividend income that is potentially eligible for taxation to individuals at preferential capital gain rates, or for the dividends received deduction in the case of corporations. The final determination of the source of such distributions for federal income tax purposes will be made shortly after year end based on the Fund’s actual investment company taxable income and net capital gain for the year and will be communicated to stockholders promptly.

In the event the Fund distributes amounts in excess of its investment company taxable income and net capital gain, such distributions would decrease the Fund’s total assets and, therefore, have the likely effect of increasing the Fund’s expense ratio as the Fund’s fixed expenses will become a larger percentage of the Fund’s average net assets. In addition, in order to make such distributions, the Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment may not dictate such action.

Although it does not intend to do so, the Board of Directors may change the Fund’s distribution policy and the amount or timing of the distributions, based on a number of factors, including the amount of the Fund’s undistributed net investment income and historical and projected net investment income.

DIVIDEND REINVESTMENT PLAN

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain dividends, on your Common Stock will be automatically reinvested by the Plan Agent in additional Common Stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all distributions in cash paid by check mailed directly to you by EquiServe, as dividend disbursing agent.

Under the Plan, the number of shares of Common Stock you will receive will be determined as follows:

(1)	If the Common Stock is trading at or above net asset value at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) net asset value per Common Stock on that date or (ii) 95% of the market price on that date.
(2)	If the Common Stock is trading below net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Stock in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Stock may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Stock issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Stock in the open market within 30 days of the valuation date. Interest will not be paid on any uninvested cash payments.

You may withdraw from the Plan at any time by giving written notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive whole shares in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus an initial $15 service fee plus $0.12 per share being liquidated (for processing and brokerage expenses).

The Plan Agent maintains all stockholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Shares of Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Stock you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions.

If you hold your Common Stock with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Directors the change is warranted. There is no direct service charge to participants in the Plan (other than the service charge when you direct the Plan Agent to sell your Common Stock held in a dividend reinvestment account); however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from EquiServe, Inc., P.O. Box 43010, Providence, Rhode Island 02940-3010.

DESCRIPTION OF SHARES

Common Stock

The Fund’s Articles authorize the issuance of 500,000,000 shares of Common Stock, par value $.001 per share. All shares of Common Stock have equal rights to the payment of dividends and the distribution of assets upon liquidation. The shares of Common Stock will, when issued, be fully paid and non-assessable, and will have no pre-emptive or conversion rights or rights to cumulative voting. The Board of Directors, without stockholder vote, can increase or decrease the aggregate number of authorized shares of Common Stock and can reclassify any authorized but unissued shares.

The Common Stock has been approved for listing on the NYSE, subject to notice of issuance, under the trading or “ticker” symbol “LGI.” The Fund intends to hold annual meetings of stockholders so long as the Common Stock is listed on a national securities exchange and such meetings are required as a condition to such listing.

The Fund’s net asset value will be reduced immediately following the offering by the amount of the sales load and offering expenses paid by the Fund.

Unlike open-end funds, closed-end funds like the Fund do not continuously offer shares and do not provide daily redemptions. Rather, if a stockholder determines to buy additional Common Stock or sell shares already held, the stockholder may conveniently do so by trading on the NYSE through a broker or otherwise. Shares of closed-end investment companies may frequently trade on an exchange at prices lower than net asset value. Shares of closed-end investment companies like the Fund have during some periods traded at prices higher than net asset value and during other periods have traded at prices lower than net asset value. Because the market value of the Common Stock may be influenced by such factors as dividend levels (which are in turn affected by expenses), dividend stability, portfolio holdings, net asset value, relative demand for and supply of such shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot assure you that Common Stock will trade at a price equal to or higher than net asset value in the future. The Common Stock is designed primarily for long-term investors, and investors in the Common Stock should not view the Fund as a vehicle for trading purposes. See the Statement of Additional Information under “Repurchase of Fund Shares; Conversion to Open-End Fund.”

Preferred Stock

Although the Fund has no current intention to issue any preferred stock, the Articles authorize the issuance of shares of preferred stock in one or more classes or series, with rights as determined by the Board of Directors. Such shares may be issued by action of the Board of Directors without the approval of the holders of the Common Stock. The Board, without action by the Common Stockholders, may fix or alter the voting rights, redemption provisions, sinking fund provisions, dividend rights, dividend rates, liquidation preferences, conversion rights and any other rights, preferences, privileges and restrictions of preferred stock subject to certain limitations under the 1940 Act. The Fund’s obligations to holders of any preferred stock would be senior to the Fund’s ability to pay dividends on, or repurchase, the Common Stock, or to pay holders of shares of Common Stock in the event of liquidation. Additionally, the 1940 Act contains certain specific voting provisions.

CERTAIN PROVISIONS IN THE
ARTICLES OF INCORPORATION AND BY-LAWS

The Articles and By-Laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. Commencing with the first annual meeting of stockholders, if there are three or more Directors the Board of Directors will be divided into three classes, having initial terms of one, two and three years, respectively. At the annual meeting of stockholders in each year thereafter, the term of one class will expire and Directors will be elected to serve in that class for terms of three years. This provision could delay for up to two years the replacement of a majority of the Board of Directors. A Director may be removed from office only for cause and only by vote of the holders of at least 75% of the outstanding shares of the Fund entitled to be cast for the election of Directors.

The Articles provide that the Fund has elected to be subject to certain provisions of Maryland law with respect to vacancies on the Board of Directors. These provisions are to the effect that any vacancy on the Board of Directors, whether caused by its expansion or by the death, resignation, or removal of a Director, may be filled only by the remaining Directors. They also provide that a Director elected by the Board of Directors to fill a vacancy will serve for the remainder of the full term of the class of directors in which the vacancy occurred, rather than only to the next annual meeting as would otherwise be provided under Maryland law.

The Articles provide for a “supermajority” voting requirement to effect any of the following actions: (1) any amendment to the Articles to make the Fund’s shares “redeemable securities” or to convert the Fund from a “closed-end company” to an “open-end company” (as such terms are defined in the 1940 Act), (2) any stockholder proposal regarding the Fund’s investment objective or specific investment restrictions, policies or decisions made or to be made with respect to the Fund’s assets, (3) the voluntary liquidation or dissolution of the Fund or any amendment to the Articles to terminate the existence of the Fund, (4) business combinations such as a merger, consolidation or share exchange, (5) issuances or transfers (in one or a series of transactions in any 12 month period) by the Fund of Fund securities for cash or property having an aggregate fair market value of $1,000,000 or more except for issuances of debt securities, sales of securities in connection with a public offering, issuances of securities pursuant to a dividend reinvestment or cash purchase plan, issuances upon the exercise of stock subscription rights or portfolio transactions effected in the ordinary course of business and (6) sale, lease, exchange, mortgage, pledge, transfer or other disposition by the Fund (in one or a series of transactions in any 12 month period) of $1,000,000 or more of Fund assets except for portfolio transactions in the ordinary course of business.

The Articles require the affirmative vote of the holders of at least 80% of the votes then entitled to be cast by the holders of the Common Stock and at least 80% of the entire Board of Directors to authorize any of the foregoing items, unless such action (other than those set forth in (2) of the foregoing paragraph) has been approved, adopted or authorized by the affirmative vote of at least 80% of the total number of Continuing Directors (as defined below), in which case, if Maryland law requires stockholder approval, the affirmative vote of a majority of the votes entitled to vote on the matter would be required. If Maryland law would then not require stockholder approval, no stockholder approval would be required. “Continuing Director” means any member of the Board of Directors who has been a member of the Board of Directors since April 1, 2004, or who has subsequently become a member of the Board of Directors and whose election is approved by a majority of the Continuing Directors then on the Board of Directors.

The Fund’s Articles and By-Laws contain provisions the effect of which is to prevent matters, including nominations of Directors, from being raised at and considered at a stockholders’ meeting where the Fund has not received notice of the matters generally at least 60, but no more than 90, days prior to the first anniversary of the preceding year’s annual meeting. The Fund’s Articles and By-Laws also provide that stockholders cannot require the Fund to call a special meeting of the stockholders unless requested by a majority of the stockholders eligible to vote at such meeting and payment is made of the reasonably estimated cost of preparing and mailing notice of the meeting.

The provisions of the Articles described above could have the effect of depriving the stockholders of opportunities to sell their Common Stock at a premium over the then current market price of the Common Stock by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. They provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund’s investment objective and policies. The Board of Directors of the Fund has considered the foregoing anti-takeover provisions, including the voting requirements which are greater than the minimum requirements under Maryland law and the 1940 Act, and concluded that they are in the best interests of the Fund and its stockholders.

Reference should be made to the Articles and By-Laws on file with the SEC for the full text of these provisions.

REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND

The Fund is a closed-end investment company and as such its stockholders will not have the right to cause the Fund to redeem their shares. Instead, the Common Stock will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, dividend stability, portfolio holdings, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of closed-end investment companies may frequently trade at prices lower than net asset value, the Fund’s Board of Directors may consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of Common Stock, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Fund to an open-end investment company.

Before deciding whether to take any action if the Common Stock trades below net asset value, the Board would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action that might be taken on the Fund or its stockholders, and market considerations. Based on these considerations, even if the Fund’s shares should trade at a discount, the Board of Directors may determine that, in the interest of the Fund and its stockholders, no action should be taken. The Fund cannot assure you that its Board of Directors will decide to take any of these actions, or that share repurchases or tender offers will actually reduce market discount.

If the Fund converted to an open-end investment company, the Common Stock would no longer be listed on the NYSE. In contrast to a closed-end investment company, stockholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by the 1940 Act or the rules thereunder) at their net asset value, less any redemption charge that is in effect at the time of redemption. The Fund may not be able to operate as described in this Prospectus were it converted to an open-end investment company. See “Certain Provisions in the Articles of Incorporation and By-Laws” for a discussion of the voting requirements applicable to the conversion of the Fund to an open-end investment company.

TAX MATTERS

The following brief tax discussion assumes you are a U.S. stockholder and that you hold your shares as a capital asset. In the Statement of Additional Information we have provided more detailed information regarding the tax consequences of investing in the Fund. The Fund intends to qualify as a regulated investment company under federal income tax law. If the Fund so qualifies and distributes each year to its stockholders at least 90% of its “investment company taxable income” (as defined in the Code, but without regard to the dividends paid deduction), the Fund will not be required to pay federal income taxes on any income it distributes to stockholders but such distributions will generally be taxable to you as a stockholder of the Fund when received. See “Risks—Other Risks of Investing in the Fund—Tax Risk.”

Dividends paid to you out of the Fund’s “investment company taxable income” will be taxable to you as ordinary income to the extent of the Fund’s earnings and profits. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, are taxable to you as long-term capital gains, regardless of how long you have held your Fund shares. The Fund intends to distribute to its stockholders, at least annually, substantially all of its investment company taxable income and net capital gain. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits is treated as a non-taxable return of capital that reduces your tax basis in your Common Stock; any such distributions in excess of your basis are treated as gain from a sale of your shares. The tax treatment of your dividends and distributions will be the same regardless of whether they are paid to you in cash or reinvested in additional shares of Common Stock. Stockholders not subject to tax on their income will not be required to pay tax on amounts distributed to them.

If the Fund receives dividends from U.S. corporations, a portion of the dividends paid by the Fund to corporate stockholders may be eligible for the corporate dividends received deduction. In addition, for taxable years beginning on or before December 31, 2008, distributions of net investment income that are designated by the Fund as derived from “qualified dividend income” are taxed to individuals at the rates applicable to long-term capital gain. Certain holding period and other requirements must be met by you and the Fund for distributions to be eligible for the corporate dividends received deduction or the preferential individual tax rates that apply to qualified dividend income, as the case may be.

A distribution will be treated as paid to you on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid during January of the following year. Each year, we will notify you of the tax status of dividends and other distributions.

If you sell your Common Stock, or have shares repurchased by the Fund, you may realize a capital gain or loss in an amount equal to the difference between the amount realized and your adjusted tax basis in the stock sold, which gain or loss will be long-term or short-term depending generally on your holding period for the stock.

We may be required to withhold U.S. federal income tax from all taxable distributions payable if you:

•	fail to provide us with your correct taxpayer identification number;
•	fail to make required certifications; or
•	have been notified by the Internal Revenue Service that you are subject to backup withholding.

It is not expected that you will be subject to the alternative minimum tax as a result of your investment in the Fund. Fund distributions may be subject to state and local taxes. You should consult with your own tax advisor regarding the particular consequences of investing in the Fund.

UNDERWRITING

Subject to the terms and conditions stated in the underwriting agreement dated the date hereof, each Underwriter named below has severally agreed to purchase, and the Fund has agreed to sell to such Underwriter, the number of shares of Common Stock as set forth opposite the name of such Underwriter.

Underwriters	Number of Shares

Citigroup Global Markets Inc.	865,000
Merrill Lynch, Pierce, Fenner & Smith Incorporated	740,000
H&R Block Financial Advisors, Inc.	600,000
Crowell, Weedon & Co.	600,000
Ferris, Baker Watts, Incorporated	600,000
J.J.B. Hilliard, W.L. Lyons, Inc.	600,000
KeyBanc Capital Markets, A Division of McDonald Investments Inc.	600,000
Oppenheimer & Co. Inc.	600,000
Raymond James & Associates, Inc.	600,000
RBC Capital Markets Corporation	600,000
Stifel, Nicolaus & Company, Incorporated	600,000
Wedbush Morgan Securities Inc.	600,000
Advest, Inc.	200,000
D.A. Davidson & Co.	200,000
Legg Mason Wood Walker, Incorporated	200,000
Morgan Keegan & Company, Inc.	200,000
Piper Jaffray & Co.	200,000
Quick & Reilly, Inc. A FleetBoston Financial Company	200,000
TD Waterhouse Investor Services, Inc.	200,000
Robert W. Baird & Co. Incorporated	70,000
BrookStreet Securities Corporation	70,000
Doft & Co., Inc.	70,000
National Securities Corporation	70,000
SunTrust Capital Markets, Inc.	70,000
William Blair & Company L.L.C.	70,000
David A. Noyes & Company	35,000
Ladenburg, Thalmann & Co. Inc.	35,000
Mesirow Financial, Inc.	35,000
M.L. Stern & Co., LLC	35,000
Southwest Securites, Inc.	35,000

Total	9,600,000

The underwriting agreement provides that the obligations of the several Underwriters to purchase the Common Stock included in this offering are subject to approval of certain legal matters by counsel and to certain other conditions. The Underwriters are obligated to purchase all the shares of Common Stock (other than those covered by the over-allotment option described below) if they purchase any of the Common Stock. The representatives have advised the Fund that the Underwriters do not intend to confirm any sales to any accounts over which they exercise discretionary authority.

The Underwriters, for whom Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, H&R Block Financial Advisors, Inc., Crowell, Weedon & Co., Ferris, Baker Watts, Incorporated, J.J.B. Hilliard, W.L. Lyons, Inc., KeyBanc Capital Markets, A Division of McDonald Investments Inc., Oppenheimer & Co. Inc., Raymond James & Associates, Inc., RBC Capital Markets Corporation, Stifel, Nicolaus & Company, Incorporated and Wedbush Morgan Securities Inc. are acting as representatives, propose to offer some of the

Common Stock directly to the public at the public offering price set forth on the cover page of this Prospectus and some of the Common Stock to certain dealers at the public offering price less a concession not in excess of $0.60 per share of Common Stock. The sales load the Fund will pay of $0.90 per share is equal to 4.50% of the initial offering price. The Underwriters may allow, and such dealers may reallow, a concession not in excess of $0.10 per share of Common Stock on sales to certain other dealers. If all of the shares of Common Stock are not sold at the initial offering price, the representatives may change the public offering price and other selling terms. Investors must pay for any shares of Common Stock purchased on or before April 30, 2004.

The Investment Manager (and not the Fund) also has agreed to pay to Citigroup Global Markets Inc. and certain other Underwriters additional compensation at an aggregate annual rate equal to 0.15% of the Fund’s average daily Total Leveraged Assets. The fee will be divided among certain Underwriters in proportion to the number of shares of Common Stock sold by them in this offering. The fee will be payable in arrears at the end of each calendar quarter during the continuance of the investment management agreement or other advisory agreement between the Investment Manager and the Fund. The total amount of the fee payments to Citigroup Global Markets Inc. and to other Underwriters, plus the amounts paid by the Fund to reimburse certain underwriter legal expenses, will not exceed 4.50% of the total price to the public of the Common Stock offered hereby. The Underwriters that will receive these fees have agreed to provide services related to the sale and distribution of Common Stock. They have also agreed to provide certain after-market services to the Investment Manager designed to maintain the visibility of the Fund on an ongoing basis and to provide relevant information, studies or reports regarding the Fund and the closed-end investment company industry. The sum total of all compensation to the Underwriters in connection with this offering and any expense reimbursement, will be limited to 9.0% of the total price to the public of Common Stock in this offering.

The Fund has granted to the Underwriters an option, exercisable for 45 days from the date of this Prospectus, to purchase up to 1,422,616 additional shares of Common Stock at the public offering price less the sales load. The Underwriters may exercise such option solely for the purpose of covering over-allotments, if any, in connection with this offering. To the extent such option is exercised, each Underwriter will be obligated, subject to certain conditions, to purchase a number of additional shares of Common Stock approximately proportionate to such Underwriter’s initial purchase commitment.

The Fund and the Investment Manager have agreed that, for a period of 180 days from the date of this Prospectus, they will not, without the prior written consent of Citigroup Global Markets Inc., on behalf of the Underwriters, dispose of or hedge any shares of Common Stock or any securities convertible into or exchangeable for shares of Common Stock. Citigroup Global Markets Inc., in its sole discretion, may release any of the securities subject to these agreements at any time without notice.

Prior to the offering, there has been no public market for the Common Stock. Consequently, the initial public offering price for the Common Stock was determined by negotiation among the Fund, the Investment Manager and the representatives. There can be no assurance, however, that the price at which the shares of Common Stock will sell in the public market after this offering will not be lower than the price at which they are sold by the Underwriters or that an active trading market in the Common Stock will develop and continue after this offering. The Common Stock has been approved for listing on the NYSE, subject to notice of issuance.

The following table shows the sales load that the Common Stockholders are to pay to the Underwriters in connection with this offering. These amounts are shown assuming both no exercise and full exercise of the Underwriters’ option to purchase additional shares of Common Stock:

	Paid by Fund

	No Exercise	Full Exercise

Per share	$ 0.90	$ 0.90
Total	$8,640,000	$9,920,354

The Fund and the Investment Manager have each agreed to indemnify the several Underwriters or contribute to losses arising out of certain liabilities, including liabilities under the Securities Act.

The Investment Manager has agreed to pay (i) all of the Fund’s organizational expenses and (ii) the Fund’s offering costs (other than sales load) that exceed $0.04 per share of Common Stock. In addition, the Fund has agreed to reimburse the Underwriters for certain expenses incurred by the Underwriters in the offering.

Certain Underwriters may make a market in the Common Stock after trading in the Common Stock has commenced on the NYSE. No Underwriter is, however, obligated to conduct market-making activities and any such activities may be discontinued at any time without notice, at the sole discretion of the Underwriter. No assurance can be given as to the liquidity of, or the trading market for, the Common Stock as a result of any market-making activities undertaken by any Underwriter. This Prospectus is to be used by any Underwriter in connection with the offering and, during the period in which a prospectus must be delivered, with offers and sales of the Common Stock in market-making transactions in the over-the-counter market at negotiated prices related to prevailing market prices at the time of the sale.

In connection with the requirements for listing the Fund’s Common Stock on the NYSE, the Underwriters have undertaken to sell lots of 100 or more shares of Common Stock to a minimum of 2,000 beneficial owners in the United States. The minimum investment requirement is 100 shares of Common Stock.

The Underwriters have advised the Fund that, pursuant to Regulation M under the Securities Exchange Act of 1934, as amended, certain persons participating in the offering may engage in transactions, including stabilizing bids, covering transactions or the imposition of penalty bids, which may have the effect of stabilizing or maintaining the market price of the shares of Common Stock on the NYSE at a level above that which might otherwise prevail in the open market. A “stabilizing bid” is a bid for or purchase of the shares of Common Stock on behalf of an Underwriter for the purpose of fixing or maintaining the price of the shares of Common Stock. A “covering transaction” is a bid for or purchase of the shares of Common Stock on behalf of an Underwriter to reduce a short position incurred by the Underwriters in connection with the offering. A “penalty bid” is a contractual arrangement whereby if, during a specified period after the issuance of the Common Stock, the Underwriters purchase shares of Common Stock in the open market for the account of the underwriting syndicate and the shares of Common Stock purchased can be traced to a particular Underwriter or member of the selling group, the underwriting syndicate may require the Underwriter or selling group member in question to purchase the shares of Common Stock in question at the cost price to the syndicate or may recover from (or decline to pay to) the Underwriter or selling group member in question any or all compensation (including, with respect to a representative, the applicable syndicate management fee) applicable to the shares of Common Stock in question. As a result, an Underwriter or selling group member and, in turn, brokers may lose the fees that they otherwise would have earned from a sale of the shares of Common Stock if their customer resells the shares of Common Stock while the penalty bid is in effect. The Underwriters are not required to engage in any of these activities, and any such activities, if commenced, may be discontinued at any time.

The underwriting agreement provides that it may be terminated in the absolute discretion of the representatives without liability on the part of the Underwriters to the Fund or the Investment Manager if, prior to the delivery of and payment for the shares of Common Stock, (i) trading in the Fund’s Common Stock shall have been suspended by the SEC or the NYSE or trading in securities generally on the NYSE shall have been suspended or limited or minimum prices for trading in securities generally shall have been established on the NYSE, (ii) a commercial banking moratorium shall have been declared by either federal or New York state authorities or (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war, or other calamity or crisis the effect of which on financial markets in the United States is such as to make it, in the sole judgment of the representatives, impracticable or inadvisable to proceed with the offering or delivery of the shares of Common Stock as contemplated by the Prospectus (exclusive of any supplement thereto).

A Prospectus in electronic format may be available on the websites maintained by one or more of the Underwriters. The representatives may agree to allocate a number of shares of Common Stock to the Underwriters for sale to their online brokerage account holders. The representatives will allocate shares of Common Stock to Underwriters that may make Internet distributions on the same basis as other allocations. In addition, shares of Common Stock may be sold by the Underwriters to securities dealers who resell shares of Common Stock to online brokerage account holders.

The Fund anticipates that from time to time certain of the Underwriters may act as brokers or dealers in connection with the execution of the Fund’s portfolio transactions after they have ceased to be Underwriters and, subject to certain restrictions, may act as brokers while they are Underwriters.

Prior to the public offering of the Common Stock, the Investment Manager purchased shares of Common Stock from the Fund in an amount satisfying the net worth requirements of Section 14(a) of the 1940 Act. As of the date of this Prospectus, the Investment Manager owned 100% of the outstanding shares of Common Stock. The

Investment Manager may be deemed to control the Fund until such time as it owns less than 25% of the outstanding shares of Common Stock, which is expected to occur as of the completion of the offering of the Common Stock.

The principal business address of Citigroup Global Markets Inc. is 388 Greenwich Street, New York, New York 10013.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

The custodian of the assets of the Fund is State Street Bank and Trust Company, One Federal Street, Boston, Massachusetts 02110. The custodian performs custodial, fund accounting and administrative services. The Fund’s transfer agent and registrar is EquiServe Trust Company, N.A., and the Fund’s dividend disbursing agent is EquiServe, Inc., each at P.O. Box 43010, Providence, Rhode Island 02940-3010.

LEGAL OPINIONS

Certain legal matters in connection with the issuance of the Common Stock will be passed upon for the Fund by Stroock & Stroock & Lavan LLP, New York, New York, counsel to the Fund, and for the Underwriters by Simpson Thacher & Bartlett LLP, New York, New York. Stroock & Stroock & Lavan LLP and Simpson Thacher & Bartlett LLP may rely as to certain matters of Maryland law on the opinion of Venable LLP, Baltimore, Maryland.

TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION

9,600,000 Shares

Lazard Global Total Return and Income Fund, Inc.

Common Stock

PROSPECTUS

April 27, 2004

Citigroup
Merrill Lynch & Co.
H&R Block Financial Advisors, Inc.
Crowell, Weedon & Co.
Ferris, Baker Watts
Incorporated
J.J.B. Hilliard, W.L. Lyons, Inc.
KeyBanc Capital Markets
Oppenheimer
Raymond James
RBC Capital Markets
Stifel, Nicolaus & Company
Incorporated
Wedbush Morgan Securities

LAZARD GLOBAL TOTAL RETURN AND INCOME FUND, INC.
30 Rockefeller Plaza
New York, New York 10112-6300
(800) 823-6300

STATEMENT OF ADDITIONAL INFORMATION

April 27 , 2004

             Lazard Global Total Return and Income Fund, Inc. (the “Fund”) is a newly organized, diversified, closed-end management investment company.

             This Statement of Additional Information (“SAI”) of the Fund relating to this offering of shares of the Fund’s common stock (the “Common Stock”) does not constitute a prospectus, but should be read in conjunction with the Fund’s Prospectus relating to the Common Stock dated April 27, 2004. This SAI does not include all information that a prospective investor should consider before purchasing shares of Common Stock in this offering. Investors should obtain and read the Fund’s Prospectus prior to purchasing such shares. A copy of the Fund’s Prospectus may be obtained without charge by calling (800) 823-6300. You also may obtain a copy of the Fund’s Prospectus on the Securities and Exchange Commission’s website (http://www.sec.gov).

             Capitalized terms used but not defined in this SAI have the meanings assigned to them in the Prospectus.

INVESTMENT OBJECTIVE AND RESTRICTIONS

             The following information supplements and should be read in conjunction with the Fund’s Prospectus.

             The Fund’s investment objective is total return, consisting of capital appreciation and income. There can be no assurance that the Fund’s investment objective will be achieved.

             The Fund’s investment objective is a fundamental policy, which cannot be changed without approval by vote of a majority of the outstanding voting securities (“Majority Vote”), which means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less. In addition, the Fund has adopted investment restrictions as fundamental policies which cannot be changed without approval by a Majority Vote. The Fund may not:

1.	invest more than 25% of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities;

2.	invest in physical commodities or contracts for the purchase or sale of physical commodities, except that the Fund may enter into options, futures contracts, options on futures contracts, forward contracts, swap agreements and similar financial instruments (collectively, “Permitted Derivatives Transactions”);

3.	borrow money, except to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”) (which currently limits borrowing to no more than 33 ?% of the value of the Fund’s total assets) or pursuant to any exemptive relief thereunder, provided that the entry into Permitted Derivatives Transactions and effecting short sales shall not constitute borrowing;

4.	lend securities or make loans to others, if, as a result, more than 33 1/3% of its total assets would be loaned to others, except that this limitation does not apply to the purchase of debt obligations (including acquisition of loans, loan participations or other forms of debt instruments) and the entry into repurchase agreements;

5.	issue any senior security, except as permitted by the 1940 Act (currently, in the case of debt, with asset coverage of 300% immediately after such issuance, and, in the case of stock, with 200% asset coverage) and except insofar as the Fund may be deemed to have issued a senior security by reason of borrowing money in accordance with the Fund’s borrowing policies, provided that collateral, escrow or margin or other deposits with respect to the making of short sales and purchases or sales in Permitted Derivatives Transactions are not deemed to be an issuance of a senior security;

6.	act as an underwriter of securities of other issuers, except to the extent the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities;

7.	purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, provided that margin deposits in connection with Permitted Derivatives Transactions and effecting short sales will not be deemed to constitute a margin purchase for purposes of this Investment Restriction;

8.	purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but the Fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or real estate investment trusts and the Fund may hold and sell real estate or mortgages on real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund’s ownership of such securities; or

9.	purchase securities of other investment companies, except to the extent permitted under the 1940 Act or pursuant to any exemptive relief thereunder.

             If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction. The Fund interprets its policies with respect to Financial Leverage to permit investment activities, as described herein with respect to the Fund’s total assets, to the extent permitted by the 1940 Act.

INVESTMENT POLICIES AND TECHNIQUES

             The following information supplements and should be read in conjunction with the Fund’s Prospectus.

Certain Portfolio Securities

             Investors should recognize that investing in the securities of foreign issuers and emerging market currencies involves special considerations which are not typically associated with investing in U.S. issuers. Non-U.S. investing may involve risks arising from differences between U.S. and foreign markets, including less volume; much greater price volatility in and illiquidity of certain foreign markets; different trading and settlement practices and less governmental supervision and regulation; changes in currency exchange rates; high and volatile rates of inflation; economic, social and political conditions such as wars, terrorism, civil unrest and uprisings; and, as with domestic multinational corporations, from fluctuating interest rates.

             There may be less publicly-available information about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to the same accounting, auditing and financial record-keeping standards and requirements as U.S. issuers. In particular, the assets and profits appearing on the financial statements of an emerging market issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer’s balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate los ses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Finally, in the event of a default in any such foreign obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of such obligations.

             Other investment risks include the possible imposition of foreign withholding taxes on certain amounts of the Fund’s income, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls, expropriation, confiscatory taxation, other foreign governmental laws or restrictions which might adversely affect payments due on securities held by the Fund, the lack of extensive operating experience of eligible foreign subcustodians, and legal limitations on the ability of the Fund to recover assets held in custody by a foreign subcustodian in the event of the subcustodian’s bankruptcy.

             There generally is less governmental supervision and regulation of exchanges, brokers and issuers in foreign countries than there is in the United States. For example, there may be no comparable provisions under certain foreign laws to insider trading and similar investor protection securities laws that apply with respect to securities transactions consummated in the United States. Further, brokerage commissions and other transaction costs on foreign securities exchanges generally are higher than in the United States.

             In some countries, banks or other financial institutions may constitute a substantial number of the leading companies or companies with the most actively traded securities. The 1940 Act limits the Fund’s ability to invest in any equity security of an issuer which, in its most recent fiscal year, derived more than 15% of its revenues from “securities related activities,” as defined by the rules thereunder. These provisions also may restrict the Fund’s investments in certain foreign banks and other financial institutions.

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             Foreign markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some countries having smaller, emerging capital markets, which may result in the Fund incurring additional costs and delays in transporting such securities outside such countries. Delays in settlement or other problems could result in periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems or the risk of intermediary counterparty failures could cause the Fund to forego attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to the Fund due to subsequent declines in the value of such portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

             Rules adopted under the 1940 Act permit the Fund to maintain its foreign securities and cash in the custody of certain eligible non-U.S. banks and securities depositories. Certain banks in foreign countries may not be “eligible sub-custodians,” as defined in the 1940 Act, for the Fund, in which event the Fund may be precluded from purchasing securities in certain foreign countries in which it otherwise would invest or which may result in the Fund incurring additional costs and delays in providing transportation and custody services for such securities outside of such countries. The Fund may encounter difficulties in effecting on a timely basis portfolio transactions with respect to any securities of issuers held outside their countries. Other banks that are eligible foreign sub-custodians may be recently organized or otherwise lack extensive operating experience. In addition, in certain countrie s there may be legal restrictions or limitations on the ability of the Fund to recover assets held in custody by foreign sub-custodians in the event of the bankruptcy of the sub-custodian.

             Certain of the risks associated with international investments and investing in smaller capital markets are heightened for investments in emerging market countries. For example, some of the currencies of emerging market countries have experienced devaluation relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies. Certain of such countries face serious exchange constraints. In addition, governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector. For example, Argentina has been struggling to reform its economy and restructure its government debt obligations. This restructuring along with a weak economy have negative implications for Argentina’s stock market. In certain cases, the government owns or controls many companies. Accordingly, government actions in the future could have a significant effect on economic conditions in developing countries which could affect private sector companies and, consequently, the value of certain securities held in the Fund’s portfolio.

             Investment in certain emerging market issuers is restricted or controlled to varying degrees, which may at times limit or preclude investment in certain emerging market issuers and increase the costs and expenses of the Fund. Certain emerging market countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than other classes, restrict investment opportunities in issuers in industries deemed important to national interests and/or impose additional taxes on foreign investors.

             The manner in which foreign investors may invest in companies in certain emerging market countries, as well as limitations on such investments, also may have an adverse impact on the operations of the Fund. For example, the Fund may be required in some countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the Fund. Re-registration may not occur on a timely basis in some instances, resulting in a delay during which the Fund may be denied certain of its rights as an investor.

             Certain emerging market countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors which could adversely affect the Fund. In addition, if a deterioration occurs in the country’s balance of payments, it could impose temporary restrictions on foreign capital remittances. Investing in local markets in emerging market countries may require the Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund.

3

             With respect to investments in certain emerging market countries, different legal standards may have an adverse impact on the Fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain emerging market countries. Similarly, the rights of investors in emerging market companies may be more limited than those of shareholders of U.S. corporations.

             Certain markets are in only the earliest stages of development. There is also a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of such markets also may be affected by developments with respect to more established markets in the region. Brokers in emerging market countries typically are fewer in number and less capitalized than brokers in the United States. These factors, combined with the U.S. regulatory requirements for investment companies and the restrictions on foreign investment, result in potentially fewer investment opportunities for the Fund and may have an adverse impact on the investment performance of the Fund.

Global Equity Investments

             Global Equity Investments may include the following types of investments.

             Common and Preferred Stocks. Stocks represent shares ownership in a company. Generally, preferred stock has a specified dividend (at a fixed or adjustable rate) and ranks after bonds and before common stock in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Dividend payments for common stock generally are not guaranteed and may be discontinued by the issuer at its discretion or because of the issuer’s inability to satisfy its liabilities. Further, an issuer’s history of paying common stock dividends does not guarantee that it will continue to pay dividends in the future. Increases and decreases in earnings are usually reflected in a company’s stock price, s o common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. Preferred stockholders usually have no right to vote for corporate directors or on other matters. Preferred stocks fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced. Changes in the value of the Fund’s investments will result in changes in its net asset value.

             Trust Preferred Securities. The Fund may purchase trust preferred securities which are preferred stocks issued by a special purpose trust subsidiary backed by subordinated debt of the corporate parent. These securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated company. Holders of the trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the parent company.

             Depositary Receipts. The Fund may invest in the securities of foreign issuers in the form of American Depositary Receipts and American Depositary Shares (collectively, “ADRs”) and Global Depositary Receipts and Global Depositary Shares (collectively, “GDRs”). These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. GDRs are receipts issued outside the United States, typically by non-United States banks and trust companies, that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in the United States securities markets and GDRs in bearer form are designed for use outside the United States.

             These securities may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary. A depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute stockholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

4

             Convertible Securities. Convertible securities are bonds, debentures, notes, preferred securities or other securities that may be converted or exchanged (by the holder or the issuer) into shares of the underlying common stock (or cash or securities of equivalent value). Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have characteristics similar to both fixed income and equity securities. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. Because of the subordination feature, however, convertible securities typically are considered to be lower quality than similar non-convertible securities.

             Although to a lesser extent than with fixed income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertib le securities generally entail less risk than investments in common stock of the same issuer.

             Convertible securities provide for a stable stream of income with generally higher yields than common stocks, but there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

             Mandatory Convertible Securities. Mandatory convertible securities are distinguished as a subset of convertible securities because they may be called for conversion by the issuers after a particular date and under certain circumstances (including at a specified price) established upon its issuance. The conversion is not optional, and the conversion price is based solely upon the market price of the underlying common stock, which may be significantly less than par or the price paid. For these reasons, the risks associated with investing in mandatory convertible securities most closely resemble the risks inherent in common stocks. If a mandatory convertible security is called for conversion, the Fund will be required to either convert it into the underlying common stock or sell it to a third party, which may have an adverse effect on the Fund’s ability to achieve its investment objective. Mandat ory convertible securities customarily pay a higher coupon yield to compensate for the potential risk of additional price volatility and loss upon redemption. Since the correlation of common stock risk increases as the security approaches its redemption date, there can be no assurance that the higher coupon will compensate for the potential loss.

             Real Estate Investment Trusts. A real estate investment trust (“REIT”) is a corporation, or a business trust that would otherwise be taxed as a corporation, which meets the definitional requirements of the Internal Revenue Code of 1986, as amended (the “Code”). The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs) or cash and government securities, derive most of its income from certain prescribed sources relating to real estate (including rents from real property and interest on loans secured by mortgages on real property), and distribute to sto ckholders annually a substantial portion of its otherwise taxable income.

             REITs are characterized as equity REITs, mortgage REITs and hybrid REITs. Equity REITs, which may include operating or finance companies, own real estate directly and the value of, and income earned by, the REITs depends upon the income of the underlying properties and the rental income they earn. Equity REITs also can realize capital gains (or losses) by selling properties that have appreciated (or depreciated) in value. Mortgage REITs can make construction, development or long-term mortgage loans and are sensitive to the credit quality of the borrower. Mortgage REITs derive their income from interest payments on such loans. Hybrid REITs combine the

5

characteristics of both equity and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate. The values of securities issued by REITs are affected by tax and regulatory requirements and by perceptions of management skill. They also are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation and the possibility of failing to qualify for tax-free status under the Code or to maintain exemption from the 1940 Act.

             Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry.

             REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

             REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities.

             Rights and Warrants. Rights and warrants (including those acquired in units or attached to other securities) are forms of derivative securities that give the holder the right, but not the obligation, to acquire a specified amount of equity securities at a set price for a specified period of time. Rights and warrants are subject to the same market risks as stocks, but may be more volatile in price.

             Investment Companies. The Fund may invest in securities issued by other investment companies. Under the 1940 Act, the Fund’s investment in such securities, subject to certain exceptions, currently is limited to (1) 3% of the total voting stock of any one investment company, (2) 5% of the Fund’s total assets in any one investment company and (3) 10% of the Fund’s total assets in the aggregate. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses.

Currency Investments

             Currency Investments may include the following types of investments.

             Foreign Government Obligations; Securities of Supranational Entities. The Fund may invest in, or enter into, obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities. These securities also include debt obligations of supranational entities.

             Foreign Government Obligations. Investing in foreign sovereign debt securities in emerging market countries creates exposure to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. See “Risks—Currency Investments—Emerging Market Risk.” The ability and willingness of sovereign obligors in developing and emerging market countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Certain countries in which the Fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and extreme poverty and unemployment. Many of these countries also are characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include a country’s cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole and its government’s policy towards the International Monetary Fund, the International Bank for Reconstruction and Development (the “World Bank”) and other international agencies. The ability of a foreign sovereign obligor to make timely payments on its external debt obligations also will be strongly influenced by the obligor’s balance of payments, including

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export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than U.S. dollars, its ability to make debt payments denominated in U.S. dollars could be adversely affected. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government’s implement ation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds, which may further impair the obligor’s ability or willingness to timely service its debts. The cost of servicing external debt also generally will be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt also will depend on the level of the relevant government’s international currency reserves and its access to foreign exchange. Currency devaluation may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.

             As a result of the foregoing, a governmental obligor may default on its obligations. If such an event occurs, the Fund may have limited legal recourse against the issuer and/or guarantor. In some cases, remedies must be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements. Sovereign obligors in developing and emerging market countries are among the world’s largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors, in the past, have experie nced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which the Fund may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect the Fund’s holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of th ese arrangements and may therefore have access to information not available to other market participants.

             Brady Bonds. Brady Bonds are debt obligations created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructurings under a plan introduced by former U.S. Secretary of the Treasury Nicholas F. Brady. Brady Bonds may be collateralized or uncollateralized and issued in various currencies, although most are U.S. dollar-denominated. They are actively traded in the over-the-counter secondary market.

             Collateralized Brady Bonds may be fixed rate par bonds or floating rate discount bonds, which are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon securities which have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds often are viewed as having three or four valua tion components: (1) the collateralized repayment of principal at final maturity; (2) the collateralized interest payments; (3) the uncollateralized interest payments; and (4) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the “residual risk”). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course.

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             In addition, in light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

             Supranational Entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the World Bank, the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank. These supranational entity-issued instruments may be denominated in multi-national currency units. Obligations of the World Bank and certain other supranational organizations are supported by subscribed but unpaid commitments of member countries. There is no assurance that these commitments will be undertaken or complied with in the future.

             High Yield Corporate Debt Obligations. Some corporate debt obligations in which the Fund may invest are considered higher-yielding but are of lower-quality either relative to similar U.S. issuers or similar foreign issuers (“junk bonds”). Most of these debt securities will bear interest at fixed rates. However, the Fund may also invest in corporate debt securities with variable rates of interest or which involve equity features, such as contingent interest or participations based on revenues, sales or profits (i.e., interest or other payments, often in addition to a fixed rate of return, that are based on the borrower’s attainment of specified levels of revenues, sales or profits and thus enable the holder of the security to share in the potential success of the venture). These securities may react less to fluctuations in interest rate levels than do those of higher-quality securities, the values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-quality securities. The risk of loss due to default by these issuers is significantly greater than with high-quality obligations because such securities generally are unsecured and subordinated to the prior payment of senior indebtedness. The Fund also may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.

             These securities present a higher degree of credit risk. Companies that issue certain of these securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher-quality securities and will fluctuate over time. The issuer’s ability to service its debt obligations also may be affected adversely by specific corporate developments, forecasts or the unavailability of additional financing. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of these securities may not have sufficient revenues to meet their interest payment obligations. An economic recession could adversely affect the ability of the issuers of lower-quality securities to repay principal and pay interest thereon and increase the incidence of default for such securities. It is likely that an economic recession could disrupt severely the market for such securities and may have an adverse impact on their value.

             Because there is no established retail secondary market for many of these securities, the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for higher-quality securities. The lack of a liquid secondary market may have an adverse impact on market price and yield and the Fund’s ability to dispose of particular issues when necessary to meet the Fund’s liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund and calculating its net asset value and could result in the Fund selling such securities at lower prices than those used in calculating the Fund’s net asset value. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of these securities. In such cases, judgment may play a greater role in valuation because less reliable, objective data may be available.

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             Structured Notes and Related Instruments. Structured notes and other related instruments are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market, interest rate or other financial indicator (an “embedded index”) or the relevant changes in two or more embedded indices, such as the differential performance of two assets or markets, such as indices reflecting bonds.

             Structured instruments may be issued by corporations, including banks, as well as by governmental agencies. Structured instruments frequently are assembled in the form of medium-term notes, but a variety of forms are available and may be used in particular circumstances. Structured instruments issued through a trust or partnership through which the Fund would hold the underlying debt obligations may be in the form of “swap products,” in which the trust or partnership swaps the payments due on an underlying bond with a swap counterparty who agrees to pay a floating money market interest rate, or “partnerships” which allocate to the partners income, expenses, capital gains and losses in accordance with a governing partnership agreement. The terms of structured instruments assembled in the form of medium-term notes normally provide that their principal and/or interest payments are to be a djusted upwards or downwards (but ordinarily not below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The value of structured instruments may move in the same or the opposite direction as the value of the embedded index, so that appreciation of the embedded index may produce an increase or decrease in the interest rate or value of the instrument at maturity. The terms of structured instruments may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of the Fund’s entire investment. Consequently, structured instruments may entail a greater degree of market risk and volatility than other types of debt obligations. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s) so that the instrument may be more or less volatile than the embedded index, depending on the multiplier. Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

             Participation Interests. The Fund may purchase from financial institutions participation interests in securities in which the Fund may invest.

             The Fund may invest in corporate obligations denominated in U.S. or foreign currencies that are originated, negotiated and structured by a syndicate of lenders (“Co-Lenders”) consisting of commercial banks, thrift institutions, insurance companies, financial companies or other financial institutions one or more of which administers the security on behalf of the syndicate (the “Agent Bank”). Co-Lenders may sell such securities to third parties called “Participants.” The Fund may invest in such securities either by participating as a Co-Lender at origination or by acquiring an interest in the security from a Co-Lender or a Participant (collectively, “participation interests”). Co-Lenders and Participants interposed between the Fund and the corporate borrower (the “Borrower”), together with Agent Banks, are referred to herein as “Intermediate Participants.”

             The Fund also may purchase a participation interest in a portion of the rights of an Intermediate Participant, which would not establish any direct relationship between the Fund, on behalf of the Fund, and the Borrower. A participation interest gives the Fund an undivided interest in the security in the proportion that the Fund’s participation interest bears to the total principal amount of the security. These instruments may have fixed, floating or variable rates of interest with remaining maturities of 13 months or less. The Fund would be required to rely on the Intermediate Participant that sold the participation interest not only for the enforcement of the Fund’s rights against the Borrower, but also for the receipt and processing of payments due to the Fund under the security.

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Because it may be necessary to assert through an Intermediate Participant such rights as may exist against the Borrower, if the Borrower fails to pay principal and interest when due the Fund may be subject to delays, expenses and risks that are greater than those that would be involved if the Fund were to enforce its rights directly against the Borrower. Moreover, under the terms of a participation interest, the Fund may be regarded as a creditor of the Intermediate Participant (rather than of the Borrower), so that the Fund also may be subject to the risk that the Intermediate Participant may become insolvent. Similar risks may arise with respect to the Agent Bank if, for example, assets held by the Agent Bank for the benefit of the Fund were determined by the appropriate regulatory authority or court to be subject to the claims of the Agent Bank’s creditors. In such case, the Fund might incur certain costs and delays in realizing payment in connection with the participation interest or suffer a loss of principal and/or interest. Further, in the event of the bankruptcy or insolvency of the Borrower, the obligation of the Borrower to repay the loan may be subject to certain defenses that can be asserted by such Borrower as a result of improper conduct by the Agent Bank or Intermediate Participant.

             Variable and Floating Rate Securities. Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as a change in the prime rate.

             The Fund may invest in floating rate debt instruments (“floaters”). The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. Because of the interest rate reset feature, floaters provide the Fund with a certain degree of protection against rises in interest rates, although the Fund will participate in any declines in interest rates as well. The Fund also may invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed or inversely to a multiple of the applicable index. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of s imilar credit quality.

             Money Market Instruments. Money market instruments include short-term obligations issued or guaranteed by the United States government or its instrumentalities or agencies, repurchase agreements, bank obligations and commercial paper of U.S. and foreign corporations. The Fund may hold money market instruments pending investment of the proceeds of the offering of the Common Stock, payment of distributions in accordance with the distribution policy and payment of Fund expenses. The yield on these securities will tend to be lower than the yield on other securities purchased by the Fund.

             U.S. Government Securities. The Fund may invest in U.S. Treasury securities and securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. While the U.S. government currently provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. In addition, the U.S. Government and its agencies and instrumentalities do not guarantee the market value of their se curities. Consequently, the value of such securities may fluctuate.

             Repurchase Agreements. A repurchase agreement is a contract under which the Fund would acquire a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund’s cost plus interest). The Fund bears a risk of loss if the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities. This risk includes the risk of procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

             Bank Obligations. Bank obligations in which the Fund may invest include certificates of deposit (CDs), bankers’ acceptances and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earn a specified return or are purchased on a discount basis. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations

10

payable at a stated maturity date and bearing interest at a fixed rate. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation.

             Commercial Paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

Investment Techniques

             Leverage—Borrowings. Under the 1940 Act, money borrowed for leveraging is limited to 33 1/3% of the value of the Fund’s Net Assets plus the principal amount represented by Borrowings. Interest costs of Borrowings may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased. During periods in which the Fund uses leverage, the fees paid to Lazard Asset Management LLC, the Fund’s investment manager (the “Investment Manager”), for advisory services will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund’s Total Leveraged Assets.

             For Borrowings for investment purposes, the 1940 Act requires the Fund to maintain continuous asset coverage (Net Assets plus the principal amount represented by Borrowings) of 300% of the amount borrowed. In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Stock unless, at the time of such declaration, the value of the Fund’s Net Assets plus the principal amount by Borrowings, is at least 300% of such principal amount. The Fund also may be required to maintain minimum average balances in connection with such Borrowings or pay a commitment or other fee to maintain a credit facility; either of these requirements would increase the cost of Borrowings over the stated interest rate. If the Fund issued preferred stock, it would be required to maintain asset coverage of 200% of the aggregate amount of securities representing indebtedness plus the aggregat e liquidation value of the outstanding preferred stock. If preferred stock is outstanding, two of the Fund’s Directors would be elected by the holders of preferred stock, voting separately as a class, and the remainder of the Directors would be elected by holders of Common Stock and holders of preferred stock voting as a single class. In the event the Fund failed to pay distributions on preferred stock for two years, holders of preferred stock would be entitled to elect a majority of the Fund’s Directors.

                Credit Facility. The Fund intends to enter into a $75 million credit agreement with State Street Bank and Trust Company (the “Credit Agreement”) for a floating rate secured line of credit with State Street Bank and Trust Company as lender and agent (the “Credit Facility”). Under the Credit Agreement, the Credit Facility may be used (1) to purchase portfolio investments and (2) for payment of distributions to stockholders and other short-term portfolio management purposes.

             Forward Commitments. The Fund may purchase or sell securities on a forward commitment, when-issued or delayed-delivery basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase or sell. The payment obligation and the interest rate receivable on a forward commitment, when-issued or delayed-delivery security are fixed when the Fund enters into the commitment, but the Fund does not make a payment until it receives delivery from the counterparty. The Fund will segregate permissible liquid assets at least equal at all times to the amount of the Fund’s purchase commitments. The Fund intends to engage in forward commitments to increase the Fund’s financial exposure to the types of securities in which it invests, which will increase the Fund’s exposure to changes in interest rates and will increase the volatility of its returns. If the Fund is fully or almost fully invested when forward commitment purchases are outstanding, such purchases may result in a form of leverage. At no time will the Fund have more than 33 1/3% of its total assets committed to purchase securities on a forward commitment basis. Purchasing forward commitments is similar to purchasing forward currency contracts. See “Derivatives—Forward Currency Contracts” below.

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             Securities purchased on a forward commitment, when-issued or delayed-delivery basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a forward commitment, when-issued or delayed-delivery basis may expose the Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a forward commitment, when-issued or delayed-delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment, when-issued or delayed-delivery basis when the Fund is fully or almost fully invested may result in greater potential fluctuation in the value of the Fund’s net assets and its net asset value per share of Common Stock.

Global Equity Investments

             Lending Fund Securities. The Fund may lend securities constituting Global Equity Investments to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. In connection with such loans, the Fund remains the owner of the loaned securities and continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities. The Fund also has the right to terminate a loan at any time. The Fund may call the loan to vote proxies if a material issue affecting the Fund’s investment is to be voted upon. Loans of Fund securities may not exceed 33 1/3% of the value of the Fund’s total assets. The Fund will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintai ned at all times in an amount equal to at least 100% of the current m arket value of the loaned securities. If the collateral consists of a letter of credit or securities, the borrower will pay the Fund a loan premium fee. If the collateral consists of cash, the Fund will reinvest the cash and pay the borrower a pre-negotiated fee or “rebate” from any return earned on the investment. Should the borrower of the securities fail financially, the Fund may experience delays in recovering the loaned securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by the Investment Manager to be of good financial standing. In a loan transaction, the Fund will also bear the risk of any decline in value of securities acquired with cash collateral.

Currency Investments

             Derivatives. The Fund may invest in, or enter into, derivatives such as forward contacts, options, futures contracts, options on futures contracts and swap agreements. Derivatives may provide a cheaper, quicker or more specifically focused way for the Fund to invest than “traditional” securities would and are expected to be the primary means of making Currency Investments.

             Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter (“OTC”) derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such derivatives. This guarantee usually is supported by a daily variation margin system operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. In contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative bears the risk that the counterparty will default. Accordingly, the Investment Manager will consider the creditworthiness of counterparties to over-the-counter derivatives in the same manner as it would review the credit quality of a security to be purchased by the Fund. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

             Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the Fund as a whole. Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on the Fund’s performance. If the Fund invests in derivatives at inopportune times or if the Investment Manager judges market conditions incorrectly, such investments may lower the Fund’s return or result in a loss. The Fund also could experience losses if it were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. Successful use of derivatives by the Fund also is subject to the Investment Manager’s ability to predict correctly movements in the direction of the relevant market and, to the

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extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the derivatives.

             The Fund will not be a commodity pool (i.e., a pooled investment vehicle which trades in commodity futures contracts and options thereon and the operator of which is registered with the Commodity Futures Trading Commission (the “CFTC”)). In addition, the Fund has claimed an exclusion from the definition of commodity pool operator and, therefore, is not subject to registration or regulation as a pool operator under the Commodity Exchange Act.

             Foreign Currency Transactions. Currency transactions include forward currency contracts, exchange-listed currency futures contracts and options thereon, exchange-listed and OTC options on currencies and currency swaps. Foreign currency transactions may involve, for example, the Fund’s purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies. A short position would involve the Fund agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the Fund contracted to receive. The Fund’s success in these transactions will depend principally on the Investment Manager’s ability to predict accurately future foreign currency exchange rates.

             Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad. See “Risks—Principal Risks of Currency Investments—Currency Risks” in the Prospectus.

             Forward Contracts. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks and brokers) and their customers. Forward currency contracts are similar to currency futures contracts, except that futures contracts are traded on commodities exchanges and are standardized as to contract size and delivery date.

             Forward currency contracts are highly volatile, and a relatively small price movement in a forward currency contract may result in substantial losses to the Fund. See “The Funds Investments—Portfolio Composition-Currency Investments—Forward Currency Contracts and Other Derivatives Transactions” in the Prospectus.

             Futures Transactions—In General. The Fund may enter into futures contracts in U.S. domestic markets, or on exchanges located outside the United States. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits the Fund might realize in trading could be eliminated by adverse changes in the currency exchange rate, or the Fund could incur losses as a result of those changes. Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those which are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC.

             Engaging in these transactions involves risk of loss to the Fund which could adversely affect the value of the Fund’s net assets. Although the Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substa ntial losses. In addition, if the Fund has insufficient cash, it may have to sell portfolio holdings to meet daily variation margin requirements. The Fund may have to sell portfolio holdings at a time when it may be disadvantageous to do so.

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             Specific Futures Transactions. The Fund may purchase and sell futures contracts and options thereon, including these with respect to foreign currencies and interest rates. A currency future obligates the Fund to purchase or sell an amount of a specific currency at a future date at a specific price. An interest rate future obligates the Fund to purchase or sell an amount of a specific debt security at a future date at a specific price.

             Options—In General. The Fund may buy and sell (write) covered call and put options. A covered call option written by the Fund is a call option with respect to which the Fund owns the underlying security or otherwise covers the transaction by segregating permissible liquid assets. A put option written by the Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken. The principal reason for writing covered call and put options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. The Fund receives a premium from writing covered call or put options which it retains whether or not the option is exercised.

             There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers’ orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

             Specific Options Transactions. The Fund may buy and sell call and put options on foreign currency. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying currency at the exercise price at any time during the option period, or at a specific date, at a price which the purchaser expects to be lower than the spot price of the currency at the time the option is exercised. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying currency at the exercise price at any time during the option period, or at a specific date, at a price which the seller anticipates to be higher than the spot price of the currency at the time the option is exercised.

             The Fund may purchase cash-settled options on interest rate swaps, including interest rate swaps denominated in foreign currency in pursuit of its investment objective. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating-rate payments for fixed-rate payments) denominated in U.S. dollars or foreign currency. A cash-settled option on a swap gives the purchaser the right, but not the obligation, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. These options typically are purchased in privately negotiated transactions from financial institutions, including securities brokerage firms.

             Swap Agreements. The Fund may enter into currency exchange and interest rate swap agreements. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Fund than if the Fund had invested directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in a particular foreign currency or at a specific interest rate. Currency swaps involve the exchange of cash flows on a notional amount of two or more currencies based on their relative future values. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

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             Most swap agreements entered into by the Fund would calculate the obligations of the parties to the agreement on a “net basis.” Consequently, the Fund’s current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The risk of loss with respect to swaps is limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to a swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund contractually is entitled to receive. The Investment Manager may not be able to use swaps if such swaps are not available on favorable terms or if the use of swaps may entail negative tax consequences for the Fund.

             Future Developments. The Fund may take advantage of opportunities in options and futures contracts and options on futures contracts and any other derivatives which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund’s investment objective and legally permissible for the Fund. Before entering into such transactions or making any such investment, the Fund will provide appropriate disclosure in its Prospectus or this Statement of Additional Information.

DESCRIPTION OF THE FUND

             The Fund is a Maryland corporation organized on January 27, 2004. The Fund is a newly organized, diversified, closed-end management investment company.

MANAGEMENT OF THE FUND

Board of Directors

             The business and affairs of the Fund are managed under the direction of the Fund’s Board of Directors, which approves all significant agreements with those companies that furnish services to the Fund. These companies are as follows:

Lazard Asset Management LLC	Investment Manager
State Street Bank and Trust Company	Custodian
EquiServe Trust Company, N.A.	Transfer Agent and Registrar
EquiServe, Inc.	Dividend Disbursing Agent

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             The Directors and Officers of the Fund, together with information as to their principal occupations during at least the last five years, are shown below.

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) During Past 5 Years and Other Directorships Held

Non-Interested Directors:

John J. Burke (75)	Director	Lawyer and Private Investor; Director, Lazard Alternative Strategies Fund, LLC; Director, Pacific Steel & Recycling; Director, Sletten Construction Company; Trustee Emeritus, The University of Montana Foundation.

Kenneth S. Davidson (58)	Director	President, Davidson Capital Management Corporation; Trustee, The Julliard School; Chairman of the Board, Bridgehampton Chamber Music Festival; Trustee, American Friends of the National Gallery/London.

William Katz (49)	Director	Retired President and Chief Executive Officer, BBDO New York, an advertising agency; Retired Director, BBDO Worldwide.

Lester Z. Lieberman (73)	Director	Private Investor; Chairman, Healthcare Foundation of NJ; Director, Cives Steel Co.; Director, Northside Power Transmission Co.; Advisory Trustee, New Jersey Medical School; Director, Public Health Research Institute; Trustee Emeritus, Clarkson University; Council of Trustees, New Jersey Performing Arts Center.

Richard Reiss, Jr. (59)	Director	Chairman, Georgica Advisors LLC, an investment manager; Director, Lazard Alternative Strategies Fund, LLC; Director, O’Charley’s, Inc., a restaurant chain.

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) During Past 5 Years and Other Directorships Held

Interested Directors:(3)

Norman Eig (62)	President and Chairman of the Board	Chairman of the Investment Manager since March 2004; previously Chief Executive Officer of the Investment Manager and Member of the Management Committee of Lazard.

Herbert W. Gullquist (66)	Director	Senior Advisor of the Investment Manager; Retired Managing Director and Co-Chief Executive Officer of the Investment Manager.

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Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(4)	Principal Occupation(s) During Past 5 Years

Officers:

Nathan A. Paul (31)	Secretary	Managing Director and General Counsel of the Investment Manager; from September 1997 to October 2000, an Associate at Schulte Roth & Zabel LLP, a law firm.

Stephen St. Clair (45)	Treasurer	Vice President of the Investment Manager.

Brian D. Simon (41)	Assistant Secretary	Senior Vice President of the Investment Manager; from July 1999 to October 2002, Vice President, Law & Regulation at J. & W. Seligman & Co.; from July 1997 to July 1999, an Associate at Schulte Roth & Zabel LLP, a law firm.

David Kurzweil (29)	Assistant Secretary	Counsel of the Investment Manager since February 2003; from August 1999 to January 2003, an Associate at Kirkpatrick & Lockhardt LLP, a law firm; from September 1996 to May 1998, law student.

______________

(1)	The address of each Director and officer is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112.

(2)	Each Director became a Director in February 2004 and serves as a Director of The Lazard Funds, Inc. and Lazard Retirement Series, Inc., two open-end registered management investment companies (together comprised of 17 investment portfolios, the “Lazard Funds”).
Beginning with the first annual meeting of stockholders of the Fund held after the initial public offering of the shares of the Fund the Board of Directors of the Fund shall be divided into three classes: Class I, Class II and Class III. At the first annual meeting, Directors of Class I shall be elected to the Board of Directors for a term expiring at the next succeeding annual meeting of stockholders, Directors of Class II shall be elected to the Board of Directors for a term expiring at the second succeeding annual meeting of stockholders and Directors of Class III shall be elected to the Board of Directors for a term expiring at the third succeeding annual meeting of stockholders. At each subsequent annual meeting of stockholders, the Directors chosen to succeed those whose terms are expiring shall be identified as being of the same class as the Directors whom they succeed and shall be elected for a term expiring at the time of the third succeeding annual meeting of stockholders subsequent to their election, or thereafter in each case when their respective successors are elected and qualified.

(3)	Mr. Eig and Mr. Gullquist are “interested persons” (as defined in the 1940 Act) of the Fund (“Interested Directors”) because of their positions with the Investment Manager.

(4)	Each officer became an officer in February 2004 and serves for an indefinite term, until his successor is elected and qualified. Each officer, except Mr. Kurzweil, serves in the same capacity for the Lazard Funds.

             The Fund has standing audit and nominating committees, each comprised of the Directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”). The function of the audit committee is (1) to oversee the Fund’s accounting and financial reporting processes and the audits of the Fund’s financial statements and (2) to assist in Board oversight of the integrity of the Fund’s financial statements, the Fund’s compliance with legal and regulatory requirements and the independent auditors’ qualifications, independence and performance. The function of the nominating committee is to select and nominate candidates for election to the Fund’s Board of Directors. The nominating committee does not normally consider nominees recommended by stockholders.

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             The table below indicates the dollar range of each Director’s ownership of Common Stock and of shares of the Lazard Funds as of December 31, 2003.

Director	Dollar Range of Common Stock (1)	Dollar Range of Aggregate Holdings of Common Stock and Shares of the Lazard Funds

John J. Burke	$0	Over $100,000
Kenneth S. Davidson	$0	None
William Katz	$0	None
Lester Z. Lieberman	$0	None
Richard Reiss, Jr.	$0	None
Norman Eig	$0	Over $100,000
Herbert W. Gullquist	$0	Over $100,000

(1)	Prior to commencement of the public offering of the Common Stock, the Investment Manager purchased shares of Common Stock from the Fund in an amount satisfying the net worth requirements of Section 14(a) of the 1940 Act. As of the date of the Prospectus, the Investment Manager owned 100% of the Fund’s outstanding Common Stock. The Investment Manager may be deemed to control the Fund until such time as it owns less than 25% of the Fund’s outstanding shares.

             No Director who is not an Interested Director owns beneficially or of record any security of the Investment Manager or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Investment Manager, Citigroup Global Markets Inc., Merrill Lynch, Pierce Fenner & Smith Incorporated, H&R Block Financial Advisers, Inc., Crowell, Weedon & Co., Ferris, Baker Watts, Incorporated, J.J.B. Hilliard, W.L. Lyons, Inc., KeyBanc Capital Markets, A Division of McDonald Investments Inc., Oppenheimer & Co., Inc., Raymond James & Associates, Inc., RBC Capital Markets Corporation, Stifel, Nicolaus & Company, Incorporated or Wedbush Morgan Securities Inc.

             Each Director who is not an employee or an affiliated person of the Investment Manager is paid an annual aggregate fee of $50,000, plus $2,500 per meeting attended in person ($1,000 per meeting attended by telephone), for the Fund and the Lazard Funds, and is reimbursed for travel and other out-of-pocket expenses for attending Board and committee meetings. In addition, the Chairman of the audit committee for each of the Lazard Funds also receives an annual fee of $5,000. No additional compensation is provided in respect of committee meetings held in conjunction with a meeting of the Board of Directors. Compensation is divided among the Fund and the Lazard Funds based on relative net assets. The Directors do not receive benefits from the Fund pursuant to any pension, retirement or similar arrangement.

Director	Estimated Aggregate Compensation from the Fund*	Estimated Aggregate Compensation from the Fund and the Lazard Funds*

John J. Burke	$2,900	$60,000
Kenneth S. Davidson	$2,900	$60,000
William Katz	$2,900	$60,000
Lester Z. Lieberman	$2,900	$60,000
Richard Reiss, Jr.	$2,900	$60,000
Norman Eig	None	None
Herbert W. Gullquist	None	None

*   Based on the estimated compensation to be paid for the period ending December 31, 2004.

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Investment Management and Investment Management Agreement

              The Investment Manager, located at 30 Rockefeller Plaza, New York, NY 10112-6300, has entered into an investment management agreement (the “Management Agreement”) with the Fund. Pursuant to the Management Agreement, the Investment Manager regularly provides the Fund with investment research, advice and supervision and furnishes continuously an investment program for the Fund consistent with its investment objective and policies, including the purchase, retention and disposition of securities.

             The Investment Manager, a wholly-owned subsidiary of Lazard Frères & Co. LLC, is registered as an investment adviser with the Securities and Exchange Commission (the “SEC”). The Investment Manager provides its clients with a wide variety of investment banking and related services, including investment management. The Investment Manager and its global affiliates provide investment management services to client discretionary accounts with assets as of January 31, 2004 totaling approximately $70 billion. Its clients are both individuals and institutions, some of whose accounts have investment policies similar to those of the Fund.

              Investment Managment Agreement. The Management Agreement has an initial term of two years and then is subject to annual approval by (i) the Fund’s Board of Directors or (ii) a Majority Vote, provided that in either event the continuance also is approved by a majority of the Independent Directors of the Fund or the Investment Manager, by vote cast in person at a meeting called for the purpose of voting on such approval. The Management Agreement is terminable without penalty, on 60 days’ notice, by the Fund’s Board of Directors or by vote of the holders of a majority of the shares of such Fund, or, upon not less than 90 days’ notice, by the Investment Manager. The Management Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act). The Management Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Investment Manager, or of reckless disregard of its obligations thereunder, the Investment Manager shall not be liable for any action or failure to act in accordance with its duties thereunder.

             Under the terms of the Management Agreement, the Investment Manager will pay the compensation of all personnel of the Fund, except (1) the fees of Directors of the Fund who are not employees or affiliated persons of the Investment Manager and (2) personnel retained specifically by the Fund. The Investment Manager will make available to the Fund such of the Investment Manager’s members, officers and employees as are reasonably necessary for the operations of the Fund, or as may be duly elected officers or directors of the Fund. Under the Management Agreement, the Investment Manager also pays the Fund’s office rent and provides investment advisory research and statistical facilities and all clerical services relating to research, statistical and investment work. The Investment Manager, including its employees who serve the Fund, may render investment advice, management and other services to other clients.

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Investment Management Fee. Pursuant to the Management Agreement, the Fund has agreed to pay the Investment Manager an annual investment management fee of 0.85% of the Fund's average daily Total Leveraged Assets, payable on a monthly basis. The fee paid to the Investment Manager will be higher when the Investment Manager uses Financial Leverage to make Currency Investments rather than by reducing the percentage of Net Assets invested in Global Equity Investments for the purposes of making Currency Investments. Assuming Financial Leverage in the amount of 33 1 / 3 % of the Fund's Total Leveraged Assets, the annual fee payable to the Investment Manager would be 1.28% of Net Assets (i.e., not including amounts attributable to Financial Leverage).

The Fund's method of calculating the Investment Manager's fee is different than the way closed-end investment companies typically calculate management fees. Traditionally, closed-end investment companies calculate management fees based on Net Assets plus Borrowings (excluding Financial Leverage obtained through Currency Commitments). The Investment Manager's fee is different because the Fund's leverage strategy is different than the leverage strategy employed by many other closed-end investment companies—although the Fund may employ Borrowings in making Currency Investments, the Fund's leverage strategy relies primarily on Currency Commitments rather than relying exclusively on borrowing money or/and issuing preferred stock, as for most closed-end investment companies. The Investment Manager's fee would be lower if its fee were calculated only on Net Assets plus Borrowings, because the Investment Manager would not earn fees on Currency Investments made with Currency Commitments (forward currency contracts or other derivative instruments whose value is derived from the performance of an underlying emerging market currency). Currency Commitments are the aggregate financial exposures created by forward currency contracts in excess of that represented in the Fund's Net Assets. Although there is no current intention to do so, the Management Agreement may be amended in the future in a way that would expand the definition of Currency Commitments to include other specified types of derivatives instruments, which would expand the definition of Total Leveraged Assets and the basis on which the Investment Manager earns its fee. Any such amendment would require a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund.

The SEC has not passed upon the nature, structure or terms of the Management Agreement, including the method of calculating the Investment Manager's fee.

Board of Director's Consideration and Approval of the Investment Manager's Fee. The Directors met on four separate occasions to consider approval of the Management Agreement (including the method of calculating the Investment Manager's fee).

  On February 24, 2004, the Board of Directors met in person to, among other matters, consider approval of the Management Agreement. The Board engaged in a discussion with portfolio management personnel of the Investment Manager about the Fund's proposed investment strategies, including an extensive discussion about making Currency Investments with forward currency contracts and other forms of financial leverage. As part of the discussion, counsel to the Fund explained that it was proposed that the Investment Manager's fee would be calculated based on total assets, including leverage. In considering approval of the Management Agreement, the Board reviewed an independent report prepared by Lipper comparing projected expenses and contractual management fees for the Fund to a comparison group chosen by Lipper and participated in a discussion of the Investment Manager's performance record for similar investment strategies, compared to benchmark indices. The Board also considered a number of other factors, including: the

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scope of the services to be provided by the Investment Manager; the personnel, resources, technology utilization, business reputation, financial condition and experience of the Investment Manager; and benefits that may accrue to the Investment Manager or its affiliates by virtue of their relationship with the Fund, including the benefits of brokerage relationships with affiliates of the Investment Manager and any research and similar service arrangements with brokers who execute transactions on behalf of the Fund. The Independent Directors met in an executive session during which they were advised by and had the opportunity to discuss with independent legal counsel the approval of the Management Agreement. The Directors considered the capability of the Investment Manager and concluded that its personnel had sufficient experience to manage the Fund. They considered the comparative fees and expenses and concluded that the fees to be charged by the Investment Manager were reasonable. After having the opportunity to request and review such additional information as they deemed necessary and considering the foregoing, the Directors concluded that approval of the Management Agreement was in the best interests of the Fund and its stockholders, and the Board, including a majority of the Independent Directors, approved the proposed Management Agreement.
  As part of a telephonic Board meeting held on March 17, 2004, the Investment Manager conducted a further discussion of the Fund's proposed Currency Investments and explained that, as discussed at the February 24, 2004 meeting, it was proposed that the Investment Manager's fee be calculated based on total assets including leverage. It was explained to the Board in further detail that total assets including leverage would include all investment exposure from financial leverage, including the notional value (adjusted for unrealized appreciation or depreciation in market value) of forward currency contracts or other derivative instruments whose value is derived from the performance of an underlying emerging market currency (Total Leveraged Assets). The Board considered the method of calculation of management fees based on the Fund's Total Leveraged Assets, pursuant to which the management fee borne by the Common Stockholders will increase to the extent the Investment Manager makes Currency Investments by incurring Financial Leverage rather than reducing the percentage of Net Assets invested in Global Equity Investments for the purposes of making Currency Investments, and considered the advantages of increased investment exposure through Financial Leverage. The Board considered the economic equivalence, and the similarities, from an investment management perspective, of Currency Investments (1) made with Currency Commitments and (2) made with the proceeds of Borrowings. The Board confirmed its previous approval of the Management Agreement including the investment management fee based on Total Leveraged Assets.

  On April 14, 2004, the Board met in person to consider comments received from the staff of the SEC regarding the calculation of the Investment Manager's fee. The SEC sought, and received from the Board, written confirmation that the Board is aware of the method of calculating the fee, the basis for its approval of the Management Agreement provisions regarding calculation of fees and that the Board has considered all ramifications of such basis of calculation. At the meeting, the Board discussed the SEC staff's comments and engaged in a further discussion of the method of calculation of the Investment Manager's fee to include all investment exposure from financial leverage, including the notional value (adjusted for unrealized appreciation or depreciation in market value) of forward currency contracts or other derivative instruments whose value is derived from the performance of an underlying emerging market currency and that the fee would increase to the extent the Investment Manager makes Currency Investments by incurring Financial Leverage rather than reducing the percentage of Net Assets invested in Global Equity Investments for the purpose of making Currency Investments. The Investment Manager explained in detail that its decisions regarding which instruments would be used to make Currency Investments would be based on the availability of attractive derivative or debt instruments, relative transaction costs and custody/counterparty risks and other relevant factors. The Investment Manager explained that, from an investment management perspective, the Investment Manager would be managing the Fund's total exposure to emerging market currencies represented by the market value of forward currency contracts and other Currency

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Commitments (notional value adjusted for market appreciation or depreciation) in the same manner as it would manage the market value of an investment in debt securities made with the proceeds of Borrowings.

The Investment Manager noted, and the Board considered, (1) that this method of calculating management fees is different than the way closed-end investment companies typically calculate management fees, (2) that traditionally closed-end funds calculate management fees based on Net Assets plus Borrowings (excluding Financial Leverage obtained through Currency Commitments), and (3) that the Investment Manager's fee would be lower if its fee were calculated only on Net Assets plus Borrowings, because the Investment Manager would not earn fees on Currency Investments made with Currency Commitments (forward currency contracts or other derivative instruments whose value is derived from the performance of an underlying emerging market currency). The Board considered that the Investment Manager's fee is different because the Fund's leverage strategy is different than the leverage strategy employed by many other closed-end investment companies—that although the Fund may employ Borrowings in making Currency Investments, the Fund's leverage strategy relies primarily on Currency Commitments rather than relying exclusively on borrowing money and/or issuing preferred stock, as for most closed-end investment companies. The Board discussed and considered the Fund's use of Currency Commitments for leverage (rather than relying exclusively on borrowing money and/or issuing preferred stock) and the Investment Manager's belief that forward currency contracts, or other derivative instruments whose value is derived from the performance of an underlying emerging market currency, often offer a more attractive way to gain exposure to emerging market interest rate opportunities and currencies than investments in debt obligations and the fact that there might not be a viable debt market in certain emerging market countries. The Board also discussed the Investment Manager's view that foreign currency contracts present less counterparty and custody risks. The Board discussed and considered the Investment Manager's extensive expertise with these instruments, as discussed in detail in previous meetings.

The Board considered additional disclosure to be included in the Prospectus under "Management of the Fund—Investment Manager" (and referenced in other relevant portions of the Prospectus) explaining these differences. The Board also considered that, to inform stockholders purchasing Fund shares in the secondary market rather than in the initial public offering, clear and conspicuous disclosure of the Fund's management fee calculation methodology would be included in the Fund's annual and semiannual reports to stockholders and that this disclosure will also include an explanation of the risks associated with the management fee calculation, similar to the disclosure in the Prospectus. In addition, the Board also considered that, to evaluate possible conflicts of interest that may arise from the fee calculation methodology, the Investment Manager agreed to adopt the following procedures: (1) no less frequently than monthly, decisions regarding the amount of the Fund's allocation to Currency Investments must be reviewed by a Managing Director of the Investment Manager not involved in the decision-making process and the Fund's Chief Compliance Officer (or the Investment Manager's Chief Compliance Officer, until the Fund has appointed a Chief Compliance Officer) and that such review be documented to include the basis therefor, documentation to be retained for six years, the first two years in an easily accessible place, (2) the Investment Manager must provide the Board with a quarterly report regarding these decisions and the reasons therefor and (3) the Investment Manager must deliver a quarterly certification to the Board, signed by a Managing Director of the Investment Manager and the Fund's or the Investment Manager's Chief Compliance Officer (as applicable) that the procedures had been complied with during the previous quarter.

The Directors again considered the method of calculation of management fees based on the Fund's Total Leveraged Assets, pursuant to which the management fee borne by the Common Stockholders

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will increase to the extent the Investment Manager makes Currency Investments by incurring Financial Leverage rather than reducing the percentage of Net Assets invested in Global Equity Investments for the purposes of making Currency Investments, and considered the advantages of increased investment exposure through Financial Leverage and the similarities, from an investment management perspective, of services required in connection with Currency Commitments and those in connection with Currency Investments made with proceeds of Borrowings. The Directors considered the investor protections to be implemented by adding additional disclosures to the Prospectus and the annual and semiannual stockholders' reports and the adoption of the procedures described above. The Independent Directors met in an executive session during which they were advised by and had the opportunity to discuss with independent legal counsel the approval of the Management Agreement, including the calculation of the Investment Manager's fee. After having the opportunity to request and review such additional information as they deemed necessary and considering the foregoing, the Directors concluded that the investor safeguards to be implemented regarding calculation of the Investment Manager's fee addressed the SEC staff's comments, and they reaffirmed that approval of the Management Agreement was in the best interests of the Fund and its stockholders.
  The Board held a special telephonic meeting on April 22, 2004 to discuss further comments received from the staff of the SEC. At the meeting, it was agreed that the definition of Currency Commitments would be limited to financial exposures created by forward currency contracts. The effect of this change was that Total Leveraged Assets, the measurement on which the management fee is based, was narrowed to include only the exposure created by forward currency contracts and not other derivative instruments. The SEC staff sought confirmation that the Board was advised about, and considered, the incentives and possible conflicts with respect to calculating the Investment Manager's fee on a basis that includes the financial exposures created by derivatives. The Board, advised by independent legal counsel, considered that the fee paid to the Investment Manager for investment management services will be higher when the Fund uses Financial Leverage, including through forward currency contracts, because the fee paid will be calculated on the basis of the Fund's assets including Financial Leverage. Counsel explained that, consequently, the Investment Manager may have a financial interest for the Fund to utilize such Financial Leverage, which may create a conflict of interest between the Investment Manager and Common Stockholders.

  The Board considered that the Investment Manger's fee would be calculated on the same basis for the financial exposure associated with all Currency Investments and would not be different for Currency Commitments and investments made with the proceeds of Borrowings, so that the Investment Manager would not have an incentive for choosing between these alternatives. The Board also considered that the same investment limits applied to Currency Investments made with Currency Commitments and those made with Borrowings. In addition, the Investment Manager explained that, from an investment management perspective, the Investment Manager would be managing the Fund's total exposure to emerging market currencies represented by the market value of forward currency contracts (notional value adjusted for market appreciation or depreciation) in the same manner as it would manage the market value of investments made with the proceeds of Borrowings.

  The Board discussed and considered the following procedures that the Investment Manager had agreed to adopt at the April 14, 2004 meeting: (1) no less frequently than monthly, decisions regarding the amount of the Fund's allocation to Currency Investments must be reviewed by a Managing Director of the Investment Manager not involved in the decision-making process and the Fund's Chief Compliance Officer (or the Investment Manager's Chief Compliance Officer, until the Fund has appointed a Chief Compliance Officer) and that such review be documented to include the basis therefor, documentation to be retained for six years, the first two years in an easily accessible place, (2) the Investment Manager must provide the Board with a quarterly report regarding these

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decisions and the reasons therefor and (3) the Investment Manager must deliver a quarterly certification to the Board, signed by a Managing Director of the Investment Manager and the Fund's or the Investment Manager's Chief Compliance Officer (as applicable) that the procedures had been complied with during the previous quarter. The Board further discussed and considered the presentation and scope of the quarterly reporting. The Board also considered proposed additional disclosures as requested by the SEC staff.

The Directors considered the narrowed definition of Total Leveraged Assets, the investor protections designed to be addressed by the Investment Manager's procedures, that the Investment Manager would not have a financial interest in entering into forward currency contracts versus borrowing money and purchasing debt securities, the additional disclosures in the Prospectus and, as discussed at the April 14, 2004 meeting, and the additional disclosures to be added to the annual and semiannual stockholders' reports. After having the opportunity to request and review such additional information as they deemed necessary and considering the foregoing, the Directors concluded that they understood the potential conflicts and the manner in which these potential conflicts would be monitored and addressed, and reaffirmed their approval of the Management Agreement, including the calculation methodology based on Total Leveraged Assets as discussed at the meeting.

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              Code of Ethics. The Fund and the Investment Manager each have adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act that permits its personnel, subject to such Code of Ethics, to invest in securities, including securities that may be purchased or held by the Fund. The Codes of Ethics restrict the personal securities transactions of employees and require Fund managers and other investment personnel to comply with the preclearance and disclosure procedures. The primary purpose of the Codes of Ethics is to ensure that personal trading by employees does not disadvantage any Fund. The Codes of Ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. The Codes of Ethics also are available on the SEC’s web site at http://www.sec.gov and may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

Proxy Voting

             The Fund has delegated voting of proxies in respect of portfolio holdings to the Investment Manager, to vote the Fund’s proxies in accordance with the Investment Manager’s proxy voting policy and guidelines (the “Voting Guidelines”) that provide as follows:

      The Investment Manager votes proxies in the best interests of its clients.
      Unless the Investment Manager’s Proxy Committee otherwise determines, the Investment Manager votes proxies in a manner consistent with the Voting Guidelines.
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      To avoid conflicts of interest, the Investment Manager votes proxies where a material conflict has been deemed to exist in accordance with specific proxy voting guidelines regarding various standard proxy proposals (“Approved Guidelines”) or, if the Approved Guideline is to vote case-by-case, in accordance with the recommendation of an independent source.
      The Investment Manager also may determine not to vote proxies in respect of securities of any issuer if it determines that it would be in the client’s overall best interests not to vote.

             The Voting Guidelines address how it will vote proxies on particular types of matters such as the election for directors, adoption of option plans and anti-takeover proposals. For example, the Investment Manager generally will:

      vote as recommended by management in routine election or re-election of directors;
      favor programs intended to reward management and employees for positive, long-term performance, evaluating whether the Investment Manager believes, under the circumstances, that the level of compensation is appropriate or excessive; and
      vote against anti-takeover measures, such as adopting supermajority voting requirements, shareholder rights plans and fair price provisions.

             On and after August 31, 2004, the Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at http://www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

NET ASSET VALUE

             The Fund will determine the net asset value of its shares daily, as of the close of regular session trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time). Net asset value is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

             The Fund values portfolio securities for which market quotations are readily available at market value. Market values for exchange-listed securities generally are based on the last reported sales price on the principal exchange or market on which the security is traded. Securities not traded on the valuation date are valued at the last quoted bid price. Any securities not listed, for which current over-the-counter market quotations or bids are readily available, are valued at the last quoted bid price or, if available, the mean of two such prices. Forward currency contracts will be valued at the current cost of offsetting the contract. Assets and liabilities initially expressed in terms of foreign currency will be translated into U.S. dollars at the midpoint of the New York interbank market spot exchange rate as quoted on the day of such translation by the Federal Reserve Bank of New York or, if no such rate is quoted on such date, at the exchange rate previously quoted by the Federal Reserve Bank of New York, or at such other quoted market exchange rate as may be determined to be appropriate by the Investment Manager. Bonds and other fixed income securities that are not exchange-traded are valued on the basis of prices provided by pricing services which are based primarily on institutional trading in similar groups of securities, or by using brokers’ quotations. Securities and other assets for which current market quotations are not readily available are valued at fair value as determined in good faith in accordance with procedures approved by the Board of Directors.

             Trading on Europe, Latin and South America and Far East exchanges and in currency and over-the-counter markets ordinarily is completed well before the close of business on each business day in New York (i.e., a day on which the New York Stock Exchange is open). Calculation of the Fund’s net asset value may not take place contemporaneously with the determination of the prices of portfolio assets used in such calculation. If events materially affecting the value of securities occur between the close of the exchange or market on which the security is principally traded and the time when the Fund’s net asset value is calculated, the Fund may value such securities at their fair value as determined in good faith by or under the supervision of the Board of Directors. The effect of using fair value pricing in that the net asset value of the Common Stock will be subject to the judgment of the Board of Directors or its designee instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from a security’s most recent closing price and from the prices used by other investment companies to calculate their net asset values.

26

FUND TRANSACTIONS

General

             Subject to the supervision of the Board of Directors, the Investment Manager is primarily responsible for the investment decisions and the placing of Fund transactions for the Fund. In arranging for the Fund’s Global Equity Investments and Currency Investments transactions, the Investment Manager is primarily concerned with seeking best execution, which is considered to be the most favorable combination of price and quantity that can be traded at a point in time given, among other factors, the liquidity, market conditions, and required urgency of execution. In choosing broker-dealers, the Investment Manager considers all relevant factors, including but not limited to: the ability of a broker-dealer to provide a prompt and efficient agency execution; the ability and willingness of a broker-dealer to facilitate the transactions by acting as principal and going at risk for its own accounts; the ability of a broker-dealer to provide accurate and timely settlement of the transaction; the Investment Manager’s knowledge of the negotiated commission rates currently available and other current transactions costs; the clearance and settlement capabilities of the broker; the Investment Manager’s knowledge of the financial condition of the broker or dealer selected; and any other matter relevant to the selection of a broker-dealer.

             In the over-the-counter market, securities are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount.

             To the extent consistent with applicable provisions of the 1940 Act and the rules adopted by the SEC thereunder, the Fund’s Board of Directors has determined that securities transactions for the Fund may be executed through persons affiliated with the Fund if, in the judgment of the Investment Manager, the use of such affiliate is likely to result in price and execution at least as favorable as those of other qualified brokers or dealers, and if, in the transaction, the affiliate charges the Fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions.

             Purchase and sale orders for securities held by the Fund may be combined with those for other funds or accounts managed by the Investment Manager in the interest of the most favorable net results for all. In some cases, this policy may adversely affect the price paid or received by an account, or the size of the position obtained or liquidated. When the Investment Manager determines that a particular security should be bought for or sold by more than one fund or account, the Investment Manager undertakes to allocate those transactions between the participants equitably.

Research and Statistical Information

             Consistent with the requirements of best execution, brokerage commissions on the Fund’s transactions may be paid to brokers in recognition of investment research and information furnished as well as for brokerage and execution services provided by such brokers. The Investment Manager may in its discretion cause accounts to pay such broker-dealers a commission for effecting the Fund transaction in excess of the amount of commission another broker or dealer adequately qualified to effect such transaction would have charged for effecting that transaction. This may be done where the Investment Manager has determined in good faith that such commission is reasonable in relation to the value of the brokerage and/or research to that particular transaction or to the Investment Manager’s overall responsibilities with respect to the accounts as to which it exercises investment discretion.

           The Investment Manager receives a wide range of research (including proprietary research) and brokerage services from brokers. These services include information on the economy, industries, groups of securities, and individual companies; statistical information; technical market action, pricing and appraisal services; Fund management computer services (including trading and settlement systems); risk management analysis; and performance analysis. Broker-dealers may also supply market quotations to the Fund’s custodian for valuation purposes. The Investment Manager may place orders with broker-dealers who provides services to the Fund at no fee or a reduced fee.

27

             Any research received in respect of the Fund’s brokerage commission may be useful to the Fund, but also may be useful in the management of the account of another client of the Investment Manager. Similarly, the research received for the commissions of such other client may be useful for the Fund.

             Simultaneous Investments. Investment decisions for the Fund are made independently from those of other funds and other accounts managed by the Investment Manager. If, however, such other funds or accounts desire to invest in, or dispose of, the same securities as the Fund, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund.

TAX MATTERS

             Set forth below is a discussion of the material U.S. federal income tax aspects concerning the Fund and the purchase, ownership and disposition of Fund Common Stock. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to stockholders in light of their particular circumstances. Unless otherwise noted, this discussion assumes you are a U.S. stockholder and that you hold your Common Stock as a capital asset. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund Common Stock, as well as the tax consequences arising under the laws of any state, foreign country or other taxing jurisdiction.

Taxation of the Fund

             The Fund intends to elect to be treated and to qualify annually as a regulated investment company (“RIC”) under the Code.

             To qualify for the favorable U.S. federal income tax treatment generally accorded to RICs, the Fund must, among other things: (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (all such income items, “qualifying income”); (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other RICs and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other RICs) of a single issuer, or two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses; and (c) distribute at least 90% of its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) each taxable year. The Fund believes that its investment strategies, including its investments in emerging market currencies through forward currency contracts, will generate qualifying income under current federal income tax law. However, the Code expressly provides the U.S. Treasury with authority to issue regulations that would exclude foreign currency gains from qualifying income if such gains are not directly related to a fund’s business of investing in stock or securities. While to date the U.S. Treasury has not exercised this regulatory authority, there can be no assurance that it will not issue regulations in the future (possibly with retroactive application) that would treat some or all of the Fund’s foreign currency gains as non-qualifying income, thereby jeopardizing the Fund’s status as a regulated investment company for all years to which such regulations are applicable.

28

             As a RIC, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to stockholders. The Fund intends to distribute to its stockholders, at least annually, substantially all of its investment company taxable income and net capital gain. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund must distribute during each calendar year at least an amount equal to the sum of (1) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period generally ending October 31 of the calendar year (unless an election is made to use the Fund’s fiscal year), and (3) any ordinary income and capital gains for previous years that were not distributed during those years. For these purposes, the Fund will be deemed to have distributed any income or gains on which it paid corporate income tax. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the foregoing distribution requirement. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to stockholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

             If the Fund failed to qualify as a RIC or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (including its net capital gain), even if such income were distributed to its stockholders, and all distributions out of earnings and profits would be taxed to stockholders as ordinary dividend income. Such distributions generally would be eligible (i) to be treated as “qualified dividend income” in the case of individual stockholders and (ii) for the dividends received deduction in the case of corporate stockholders. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a RIC.

Distributions

             Dividends paid out of the Fund’s investment company taxable income will be taxable to a stockholder as ordinary income to the extent of the Fund’s earnings and profits, whether such dividends are paid in cash or reinvested in additional Common Stock. If a portion of the Fund’s income consists of dividends paid by U.S. corporations (other than REITs), a portion of the dividends paid by the Fund to corporate stockholders may be eligible for the corporate dividends received deduction. In addition, for taxable years beginning on or before December 31, 2008, distributions of net investment income that are designated by the Fund as derived from qualified dividend income are taxed to individuals at the rates applicable to long-term capital gain. Qualified dividend income generally includes dividends from domestic corporations and dividends from foreign corporations that meet certain specified criteria. Certain holding period and other requirements must be met by both the stockholder and the Fund for distributions to be eligible for the corporate dividends received deduction or the preferential individual tax rates that apply to qualified dividend income, as the case may be. Distributions of net capital gain, if any, designated as capital gain dividends are taxable to a stockholder as long-term capital gain, regardless of how long the stockholder has held Fund Common Stock. Long-term capital gain rates for individuals have been temporarily reduced to 15% (with lower rates for individuals in the 10% and 15% rate brackets) for taxable years beginning on or before December 31, 2008. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits will be treated by a stockholder as a return of capital, which is applied against and reduces the stockholder’s basis in his or her shares of Common Stock. To the extent that the amount of any such distribution exceeds the stockholder’s basis in his or her shares of Common Stock, the excess will be treated by the stockholder as gain from a sale or exchange of the Common Stock. Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional shares of Common Stock.

             The Fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, it may designate the retained amount as undistributed capital gains in a notice to its stockholders, who will be treated as if each received a distribution of his pro rata share of such gain, with the result that each stockholder will (i) be required to report his pro rata share of such gain on his tax return as long-term capital gain, (ii) receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain and (iii) increase the tax basis for his shares of Common Stock by an amount equal to the deemed distribution less the tax credit.

29

             Stockholders will be notified annually as to the U.S. federal tax status of distributions, and stockholders receiving distributions in the form of additional shares of Common Stock will receive a report as to the net asset value of those shares.

Sale or Exchange of Fund Shares

             Upon the sale or other disposition of shares of the Fund Common Stock which a stockholder holds as a capital asset, such a stockholder may realize a capital gain or loss in an amount equal to the difference between the amount realized and the stockholder’s adjusted tax basis in the Common Stock sold. Such gain or loss will be long-term or short-term, depending upon the stockholder’s holding period for the Common Stock. Generally, a stockholder’s gain or loss will be a long-term gain or loss if the shares of Common Stock have been held for more than one year.

             Any loss realized on a sale or exchange will be disallowed to the extent that Common Stock disposed of is replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the Common Stock. In such a case, the basis of the shares of Common Stock acquired will be adjusted to reflect the disallowed loss. Any loss realized by a stockholder on a disposition of Fund Common Stock held by the stockholder for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received by the stockholder (or amounts credited as undistributed capital gains) with respect to such Common Stock.

             Under recently promulgated Treasury regulations, if a stockholder recognizes a loss with respect to shares of $2 million or more for an individual stockholder or $10 million or more for a corporate stockholder, the stockholder must attach to its tax return and also separately file with the Internal Revenue Service a disclosure statement on IRS Form 8886. Direct stockholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, stockholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to stockholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Stockholders should consult their tax advisors to determine the applicability of these regulations in light of their particular circumstances.

Currency Fluctuations

             Under Section 988 of the Code, gains and losses of the Fund on the acquisition and disposition of foreign currency (e.g., the purchase of foreign currency and subsequent use of the currency to acquire stock) will be treated as ordinary income or loss. Similarly, gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities may be treated as ordinary income or ordinary loss.

             The Fund will invest in emerging market currencies, primarily by entering into forward currency contracts. In addition, the Fund may enter into foreign currency futures contracts and acquire put and call options on foreign currencies. Generally, foreign currency regulated futures contracts and option contracts that qualify as “Section 1256 Contracts” will not be subject to ordinary income or loss treatment under Section 988 of the Code. Gains and losses from Section 1256 Contracts are marked to market annually and generally are characterized as short-term capital gains or losses to the extent of 40% thereof and as long-term capital gains or losses to the extent of 60% thereof. Any gain or loss realized by the Fund with respect to any forward currency contracts, or currency futures contracts or option contracts that are not Section 1256 Contracts, will be ordinary, unless (i) the contract is a capital asset in the hands of the Fund and is not a part of a straddle transaction and (ii) the Fund makes an election (by the close of the day the transaction is entered into) to treat the gain or loss attributable to such contract as capital gain or loss. The Fund does intend to make such elections.

30

Hedging and Derivatives Transactions

             Certain of the Fund’s hedging and derivatives transactions are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur and (vi) adversely alter the characterization of certain complex financial transactions. These rules could therefore affect the character, amount and timing of distributions to stockholders. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these provisions.

Other Investments

             The Fund may invest in debt obligations purchased at a discount with the result that the Fund may be required to accrue income for U.S. federal income tax purposes before amounts due under the obligations are paid. The Fund may also invest in domestic and foreign “high yield” securities. A portion of the interest payments on such high yield securities may be treated as dividends for certain U.S. federal income tax purposes.

             As a result of investing in securities purchased at a discount or any other investment that produces income that is not matched by a corresponding cash distribution to the Fund, the Fund could be required to include in current income, income it has not yet received. Any such income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code. This might prevent the Fund from distributing 90% of its investment company taxable income as is required in order to avoid Fund-level federal income taxation on all of its income, or might prevent the Fund from distributing enough ordinary income and capital gain net income to avoid completely the imposition of the excise tax. To avoid this result, the Fund may be required to borrow money or dispose of securities to be able to make distributions to its stockholders.

Foreign Taxes

             Investment income that may be received by the Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If the Fund qualifies as a RIC, the Fund satisfies the 90% distribution requirement and more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of stock or securities of foreign corporations, then the Fund may elect to “pass through” to its stockholders the amount of foreign taxes paid by the Fund. If the Fund so elects, each stockholder would be required to include in gross income, even though not actually received, his pro rata share of the foreign taxes paid by the Fund, but would be treated as having paid his pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both). For purposes of the foreign tax credit limitation rules of the Code, each stockholder would treat as foreign source income his pro rata share of such foreign taxes plus the portion of dividends received from the Fund representing income derived from foreign sources. No deduction for foreign taxes could be claimed by an individual stockholder who does not itemize deductions. In certain circumstances, a stockholder that (i) has held shares of the Fund Common Stock for less than a specified minimum period during which it is not protected from risk of loss, (ii) is obligated to make payments related to the dividends or (iii) holds shares of the Fund Common Stock in arrangements in which the stockholder’s expected economic profits after non-U.S. taxes are insubstantial, will not be allowed a foreign tax credit for foreign taxes deemed imposed on dividends paid on such shares. Additionally, the Fund must also meet this holding period requirement with respect to its foreign stock and securities in order for “creditable” taxes to flow-through. Each stockholder should consult his own tax adviser regarding the potential application of foreign tax credits.

Backup Withholding

             The Fund may be required to withhold U.S. federal income tax from all distributions and redemption proceeds payable to stockholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The withholding percentage is 28% until 2011, when the percentage will increase to 31% (unless

31

Congress enacts legislation otherwise). Corporate stockholders and certain other stockholders specified in the Code generally are exempt from such backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the stockholder’s U.S. federal income tax liability, provided the required information is furnished to the Internal Revenue Service. To avoid such withholding, foreign stockholders (as defined below) that beneficially own Common Stock generally must provide a properly completed IRS Form W-8BEN or other applicable forms or documentation certifying their non-United States status.

Foreign Stockholders

             U.S. taxation of a stockholder who with respect to the United States is a nonresident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership (“foreign stockholder”) depends on whether the income of the Fund is “effectively connected” with a U.S. trade or business carried on by the stockholder.

             If the income from the Fund is not “effectively connected” with a U.S. trade or business carried on by the foreign stockholder, distributions of investment company taxable income will be subject to a U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions. Such a foreign stockholder would generally be exempt from U.S. federal income tax on capital gain dividends, any amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund Common Stock. However, a foreign stockholder who is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements will nevertheless be subject to a U.S. tax of 30% on such capital gain dividends, undistributed capital gains and sale or exchange gains.

             If the income from the Fund is “effectively connected” with a U.S. trade or business carried on by a foreign stockholder, then distributions of investment company taxable income, any capital gain dividends, any amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund Common Stock will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents or domestic corporations. Foreign corporate stockholders may also be subject to the branch profits tax imposed by the Code.

             In the case of a non-corporate foreign stockholder, the Fund may be required to withhold U.S. federal income tax from distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless the foreign stockholder certifies his or her foreign status under penalties of perjury or otherwise establishes an exemption. See “Backup Withholding.”

             The tax consequences to a foreign stockholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Foreign stockholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

Other Taxation

             It is not expected that you will be subject to alternative minimum tax as a result of your investment in the Fund. Fund stockholders may be subject to state, local and foreign taxes on their Fund distributions. Stockholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

INFORMATION ABOUT THE FUND

             The Fund’s Articles of Incorporation authorize the issuance of 500,000,000 shares of Common Stock. The shares of Common Stock being offered have a par value of $0.001 per share and, subject to the rights of holders of preferred shares if issued, have equal rights as to the payment of dividends and the distribution of assets upon liquidation of the Fund. The shares of Common Stock being offered will, when issued, be fully paid, non-assessable, and will have no pre-emptive, subscription or conversion rights or rights to cumulative voting. Although the Fund has no current intention to issue any preferred stock, the Articles authorize the issuance of shares of preferred stock in one or more classes or series, with rights as determined by the Board of Directors.

             The Fund will send annual and semi-annual financial statements to its stockholders.

32

CUSTODIAN AND TRANSFER AGENT

             The custodian of the assets of the Fund is State Street Bank and Trust Company, One Federal Street, Boston, Massachusetts 02110. The custodian performs custodial, fund accounting and Fund accounting services. The Fund’s transfer agent and registrar is EquiServe Trust Company, N.A., and the Fund’s dividend disbursing agent is EquiServe, Inc. (together, “Equiserve”), P.O. Box 43010, Providence, Rhode Island 02940-3010. Under a transfer agency and service agreement with the Fund, EquiServe arranges for the maintenance of stockholder account records for the Fund, the handling of certain communications between stockholders and the Fund, and prepares and disburses payments for dividends and distributions payable by the Fund. For these services, EquiServe receives a monthly fee computed on the basis of the number of stockholder accounts it maintains for the Fund during the month and is reimbursed for certain out-of-pocket expenses.

EXPERTS

             The Financial Statement of the Fund as of April 20, 2004 appearing in this SAI has been audited by Deloitte & Touche LLP ("Deloitte"), independent auditors, as set forth in their report thereon appearing elsewhere herein, and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. The principal business address of Deloitte is Two World Financial Center, New York, NY 10281-1414.

ADDITIONAL INFORMATION

             The Fund’s Registration Statement, including the Prospectus, the Statement of Additional Information and the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. Statements contained in the Prospectus or this Statement of Additional Information as to the content of any contract or other document referred to herein or in the Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be obtained from the SEC upon the payment of certain fees prescribed by the SEC or on the SEC’s website at http://www.sec.gov.

33

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders of
Lazard Global Total Return and Income Fund, Inc.
New York, NY

          We have audited the accompanying statement of net assets of Lazard Global Total Return and Income Fund, Inc. (the “Fund“) as of April 20, 2004. This financial statement is the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement based on our audit.

          We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of net assets is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of net assets. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement of net assets presentation. We believe that our audit of the statement of net assets provides a reasonable basis for our opinion.

          In our opinion, such statement of net assets presents fairly, in all material respects, the financial position of the Fund as of April 20, 2004, in conformity with accounting principles generally accepted in the United States of America.

April 21, 2004

Deloitte & Touche LLP

A-1

LAZARD GLOBAL TOTAL RETURN AND INCOME FUND, INC.
FINANCIAL STATEMENT

Lazard Global Total Return and Income Fund, Inc.
Statement of Net Assets
April 20, 2004

ASSETS:
Cash	$100,027

Total Assets and Net Assets	$100,027

Analysis of Net Assets:
Net capital paid in on shares of
common stock issued ($0.001
par value; 5,237 shares issued
and outstanding)	$100,027

The accompanying notes are an integral part of this financial statement.

LAZARD GLOBAL TOTAL RETURN AND INCOME FUND, INC.
Notes to Statement of Net Assets

Organization

Lazard Global Total Return and Income Fund, Inc. (the "Fund") was incorporated in Maryland on January 27, 2004 and is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. To date, the Fund has not had any transactions other than those relating to organizational matters and the sale of Common Stock to Lazard Asset Management LLC ("LAM").

Investment Management Agreement

The Fund has entered into an investment management agreement with LAM, a subsidiary of Lazard Frères & Co. LLC. (See the "Investment Management and Investment Management Agreement" section within "Management of the Fund" in the Statement of Additional Information.)

Costs of Organization and Offering

LAM has agreed to pay all of the Fund's organizational expenses and to reimburse offering costs (other than sales load) that exceed $0.04 per share of Common Stock. The Fund has estimated that (i) offering costs will approximate $650,000 and (ii) 12,500,000 shares will be issued in connection with the Fund's offering of Common Stock. Based on those estimates, the Fund anticipates that the net proceeds of the offering will be reduced by approximately $650,000 of offering costs and that LAM will reimburse the Fund for $150,000 of such costs and will pay directly approximately $35,000 of organizational expenses.

A-2